UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

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Filed by a party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

LIXTE BIOTECHNOLOGY HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Lixte Biotechnology Holdings, Inc.

680 East Colorado Boulevard, Suite 180

Pasadena, California 91101

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 7, 2022

August 26, 2022

To the stockholders of Lixte Biotechnology Holdings, Inc.:

Notice is hereby given that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Lixte Biotechnology Holdings, Inc., a Delaware corporation (“we”, “us”, “our”, “Lixte”, or the “Company”) will be held on October 7, 2022, at 10:00 a.m. Pacific Time. You are being asked to vote on the following matters:

(1)	To elect the seven nominees for director named herein;
(2)	To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2022;

(3)	To approve a proposal to amend the Company’s 2020 Stock Incentive Plan (the “2020 Plan”) to increase the number of shares issuable thereunder by 1,800,000 shares; and

(4)	To transact other business that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

The accompanying proxy statement contains additional information and should be carefully reviewed by stockholders.

Because of the COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting of stockholders, conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online and vote your shares electronically by visiting: www.meetnow.global/MDUZY2M at the meeting date and time described in the accompanying proxy statement. There is no physical location for the Annual Meeting. We are utilizing the latest technology to provide safe access for our stockholders. Hosting a virtual meeting will enable greater stockholder attendance and participation from any location. Questions related to the Annual Meeting or voting matters can be submitted by email to info@Lixte.com. We encourage you to attend online and participate. We recommend that you log in a few minutes before the Annual Meeting start time of 10:00 a.m. Pacific Time on October 7, 2022, to ensure you are logged in when the Annual Meeting begins.

Pursuant to the bylaws of the Company, the Board of Directors has fixed the close of business on August 19, 2022 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof. Holders of the Company’s Common Stock are entitled to vote at the Annual Meeting.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about August 26, 2022 to our beneficial owners and stockholders of record who owned our Common Stock at the close of business on August 19, 2022. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John Kovach
Chief Executive Officer

Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the proxy mailed to you, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

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Lixte Biotechnology Holdings, Inc.

680 East Colorado Boulevard, Suite 180

Pasadena, California 91101

PROXY STATEMENT

FOR

2022 ANNUAL MEETING OF STOCKHOLDERS

OCTOBER 7, 2022

INTRODUCTION

The enclosed proxy is solicited by the Board of Directors (“Board of Directors” or “Board”) of Lixte Biotechnology Holdings, Inc. (the “Company”), in connection with the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, to be held on October 7, 2022, at 10:00 a.m. Pacific Time via live webcast at http://www.meetnow.global/MDUZY2M due to the public health impact of the COVID-19 pandemic and to support the health and well-being of our stockholders, employees, management and directors.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

(1)	To elect the seven nominees for director named herein;
(2)	To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2022;

(3)	To approve a proposal to amend the Company’s 2020 Stock Incentive Plan (the “2020 Plan”) to increase the number of shares issuable thereunder by 1,800,000 shares.

(4)	To transact other business that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

The Board of Directors has fixed the close of business on August 19, 2022 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about August 26, 2022 to our beneficial owners and stockholders of record who owned our Common Stock at the close of business on August 19, 2022. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON OCTOBER 7, 2022: THE NOTICE, PROXY STATEMENT, PROXY CARD AND THE ANNUAL REPORT ARE AVAILABLE AT HTTPS://IR.LIXTE.COM/SEC-FILINGS AND AT WWW.EDOCUMENTVIEW.COM/LIXT

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive in the mail a Notice of Internet Availability of Proxy Materials this year instead of a full set of Proxy Materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our beneficial owners and stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates its election.

We intend to mail the Notice on or about August 26, 2022 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after August 26, 2022.

How can I attend the Annual Meeting?

In light of the COVID-19 pandemic, to support the health and well-being of our stockholders, employees and directors, and taking into account recent federal, state and local guidance, the Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held. You will be able to attend the Annual Meeting online by visiting http://www.meetnow.global/MDUZY2M. You also will be able to vote your shares online by attending the Annual Meeting by webcast. Questions related to the Annual Meeting or voting matters can be submitted by email to Info@Lixte.com.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 10:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A.), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received. Registered stockholders can attend the meeting by accessing the meeting site at http://www.meetnow.global/MDUZY2M and entering the 15-digit control number that can be found on your Notice or proxy card mailed with the proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Lixte Biotechnology Holdings, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on September 23, 2022. You will receive a confirmation of your registration by email after we receive your registration materials.

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Requests for registration should be directed to us at the following:

By email

Send an email to investorvote@computershare.com with “Proxy Materials Lixte Biotechnology Holdings, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side of the Notice, and state that you want a paper copy of the meeting materials. You may also forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.

By phone

Call Computershare free of charge at 1-866-641-4276.

By internet

Go to www.envisionreports.com/LIXT. Click Cast Your Vote or Request Materials.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on August 19, 2022 will be entitled to vote at the Annual Meeting. On this record date, there were 16,646,593 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on August 19, 2022 your shares were registered directly in your name with the Company’s transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted. Registered stockholders can attend the meeting by accessing the meeting site at www.meetnow.global/MDUZY2M and entering the 15-digit control number that can be found on your Notice or proxy card mailed with the proxy materials.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on August 19, 2022 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

● To elect the seven nominees for director named herein;

● To approve a proposal to amend the Company’s 2020 Plan to increase the number of shares issuable thereunder by 1,800,000 shares; and

● To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

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How Do I Vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting or vote by proxy using the enclosed proxy card. Alternatively, you may vote by proxy either by telephone or on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote even if you have already voted by proxy.

● To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

● To vote over the telephone, dial toll-free 1-800-652-VOTE (8683) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 pm Pacific Time on October 6, 2022 to be counted.

● To vote through the internet, go to https://www.envisionreports.com/LIXT to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 pm Pacific Time on October 6, 2022 to be counted.

● To vote during the Annual Meeting, follow the instructions posted at www.meetnow.global/MDUZY2M.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it or you may call 1-888-724-2416.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of August 19, 2022.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or at the Annual Meeting, your shares will not be voted.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine”, but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposals 1 and 3, without your instructions, but may vote your shares on Proposal 2 even in the absence of your instruction.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all seven nominees for director and, “For” the proposals to ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2022 and to approve the amendment to the 2020 Plan. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

● You may submit another properly completed proxy card with a later date.

● You may grant a subsequent proxy by telephone or through the internet.

● You may send a timely written notice that you are revoking your proxy to the Company’s Secretary at 680 East Colorado Boulevard, Suite 180, Pasadena, California 91101.

● You may vote during the Annual Meeting which will be hosted via the Internet.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

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When are stockholder proposals and director nominations due for next year’s Annual Meeting?

Under the Company’s Bylaws, your proposal (including a director nomination) must be submitted in writing to Lixte Biotechnology Holdings, Inc., Attn: Secretary, at 680 East Colorado Boulevard, Suite 180, Pasadena, California 91101, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting. Accordingly, notice of a proposal must be submitted no earlier than June 9, 2023 and no later than July 9, 2023. You are also advised to review the Company’s Bylaws, which contain additional requirements relating to advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For”, “Withhold” and broker non-votes; and, with respect to Proposal 2, votes “For” and “Against”, and abstentions. Abstentions will be counted towards the vote total for Proposal 2 and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine”, the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How Many Votes Are Needed for Each Proposal to Pass?

Proposal	Vote Required for Approval	Effect of Abstention	Effect of Broker Non-Vote

Election of seven members to our Board of Directors	Plurality of the votes cast (the seven directors receiving the most “For” votes)	None.	None.

Ratification of the Appointment of Weinberg & Company, P.A. as our Independent Registered Public Accounting Firm for our Fiscal Year Ending December 31, 2022	“For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter	Against.	Not applicable (1).

To approve a proposal to amend the Company’s 2020 Stock Incentive Plan to increase the number of shares issuable thereunder by 1,800,000 shares	“For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter	Against.	None.

(1)	This proposal is considered to be a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal.

Vote cast online during the virtual Annual Meeting will constitute votes cast in person at the Annual Meeting for purposes of the votes.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of a quorum at the meeting. Thus, holders representing at least 8,323,297 shares must be represented in person or by proxy to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, our stockholders may adjourn the meeting.

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How can I find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four business days of the annual meeting.

PROPOSAL 1:

ELECTION OF DIRECTORS

Each director to be elected at the Annual Meeting will serve until the next annual meeting of stockholders and until his or her successor is elected, or, if sooner, until such director’s death, resignation or removal. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the seven nominees listed below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of Directors to be elected. Election of a director to the Board of Directors requires a plurality of the votes cast at the Annual Meeting.

The current Board of Directors consists of Dr. John Kovach, Dr. Philip Palmedo, Dr. Stephen Forman, Dr. Yun Yen, Gil N Schwartzberg, Regina Brown, Dr. Rene Bernards and Bas van der Baan. The Board of Directors has determined that a majority of its members, including Dr. Palmedo, Dr. Forman, Dr. Bernards and Dr. Yen, Mr. van der Baan and Ms. Brown are independent directors within the meaning of the applicable Nasdaq rules. Dr. Palmedo has advised the Company that he will not be standing for reelection.

The following table sets forth the director nominees. It also provides certain information about the nominees as of the Record Date.

Nominees for Election to Board of Directors

Name	Age	Director Since
Dr. John Kovach	86	2005
Dr. Stephen Forman	74	2016
Dr. Yun Yen	67	2018
Gil N Schwartzberg	79	2021
Regina Brown	59	2021
Dr. Rene Bernards	69	2022
Bas van der Baan	50	2022

Dr. John S. Kovach

Dr. John S. Kovach founded the Company in August 2005 and is our President, Chief Executive Officer, Chief Scientific Officer and a member of our Board of Directors. He received a B.A. (cum laude) from Princeton University and an M.D. (AOA) from the College of Physicians & Surgeons, Columbia University. Dr. Kovach trained in Internal Medicine and Hematology at Presbyterian Hospital, Columbia University and spent six years in the laboratory of Chemical Biology at the National Institute of Arthritis and Metabolic diseases studying control of gene expression in bacterial systems.

Dr. Kovach was recruited to the State University of New York at Stony Brook (“SUNY – Stony Brook”) in Stony Brook, New York in 2000 to found the Long Island Cancer Center (now named the Stony Brook University Cancer Center). From 1994 to 2000, Dr. Kovach was Executive Vice President for Medical and Scientific Affairs at the City of Hope National Medical Center in Los Angeles, California. His responsibilities included oversight of all basic and clinical research initiatives at the City of Hope. During that time, Dr. Kovach was also Director of the Beckman Research Center at City of Hope and a member of the Arnold and Mabel Beckman Scientific Advisory Board in Newport Beach, California.

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From 1976 to 1994, Dr. Kovach was a consultant in oncology and director of the Cancer Pharmacology Division at the Mayo Clinic in Rochester, Minnesota. During this time, he directed the early clinical trials program for evaluation of new anti-cancer drugs as principal investigator of contracts from the National Cancer Institute. From 1986 to 1994, he was also Chair of the Department of Oncology and Director of the NCI-designated Mayo Comprehensive Cancer Center. During that time, Dr. Kovach, working with a molecular geneticist, Steve Sommer, M.D., Ph.D., published extensively on patterns of acquired mutations in human cancer cells as markers of environmental mutagens and as potential indicators of breast cancer patient prognosis. Dr. Kovach has published over 100 articles on the pharmacology, toxicity and effectiveness of anti-cancer treatments and on the molecular epidemiology of breast cancer.

Effective February 23, 2017, Dr. Kovach retired from his part-time (50%) academic position at SUNY – Stony Brook, as a result of which he has been devoting 100% of his time to our business activities since that date.

We believe that Dr. Kovach’s qualifications to sit on the Board include his extensive medical and research experience and, as founder and Chief Executive Officer of the Company, his deep knowledge of the Company’s compounds and science.

Dr. Stephen J. Forman

Stephen J. Forman, M.D., is an internationally recognized expert in hematologic malignancies and bone marrow transplantation and is a leader in preclinical and clinical cancer research. He is co-editor of Thomas’ Hematopoietic Cell Transplantation, a definitive textbook for clinicians, scientists and health care professionals. Dr. Forman is the Francis and Kathleen McNamara Distinguished Chair in Hematology and Hematopoietic Cell Transplantation at the City of Hope Comprehensive Cancer Center, a position he has held since 1987.

In nearly 40 years at City of Hope, Dr. Forman has been instrumental in advancing the survival rates for patients suffering from cancers of the blood and immune system such as leukemia, lymphoma and myeloma.

As Director of the T Cell Immunotherapy Research Laboratory, his current research is focused on cancer immunotherapy, using the body’s own immune system to attack cancer. Pharmacological enhancement of patients’ immune responses to their cancers is of special interest to us as the enzyme target of its lead clinical compound, LB-100, has been reported recently to be critical to immune function. Much of Dr. Forman’s current work centers on T cells and their cancer-fighting potential.

We believe that Dr. Forman’s qualifications to sit on the Board include his extensive medical and research experience principally at the City of Hope, one of the nation’s leading biomedical research and treatment institutions.

Dr. Yun Yen

Yun Yen, M.D., Ph.D., F.A.C.P. is a physician, scientist, innovator, and philanthropist. He is widely regarded as an expert in ribonucleotide reductase, a critical target in cancer therapy and diagnostics. He is President Emeritus of Taipei Medical University (TMU) and Chair Professor of the Ph.D. Program for Cancer Biology and Drug Discovery. Prior to TMU, Dr. Yen was the Allen and Lee Chao Endowed Chair in Developmental Cancer Therapeutics, Chair of Molecular Pharmacology Department, Associate Director for Translational Research, and Co-Director of the Developmental Cancer Therapeutics Program at the City of Hope NCI-designated Comprehensive Cancer Center, Duarte California. He has published more than 300 peer-reviewed articles, holds over 60 patents, and has commercialized multiple methodologies involving nanoparticles, small and large molecule drugs, biomarkers, stem cells, and medical devices. Dr. Yen also founded philanthropic organizations aimed at serving the global cancer community and holds membership in numerous professional societies. He serves on the boards of Fulgent Genetics and Tanvex BioPharma Inc.

We believe that Dr. Yen’s qualifications to sit on the Board include his extensive medical and research experience.

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Gil N Schwartzberg

Gil N Schwartzberg, JD, ScD (hon) has been a consultant to the Company since its inception. Previously he was the Chairman of the Board, President and CEO of the City of Hope National Medical Center, one of the nation’s leading biomedical research and treatment facilities and a National Cancer Institute (NCI) Comprehensive Cancer Center. Following his departure, the Graduate School of Biological Science of The Beckman Research Institute at the City of Hope awarded him the degree of Doctor of Science, honoring his work in the advancement of science through programmatic development and the growth of the Graduate School. This was the first ScD. degree awarded by the Beckman Graduate School., which received its full academic accreditation during Mr. Schwartzberg’s tenure as the school’s president. He is now City of Hope Chairman Emeritus for life.

Prior to his joining the City of Hope Mr. Schwartzberg was Vice Chairman of the Board of Sterling Bank of Los Angeles, of which he was a founder and where he served for many years as the Chairman of the Loan Committee until the bank’s sale. Additionally, he was a founding shareholder of Skechers USA, Inc. (NYSE: SKX). He is currently a consultant to Skechers and both trustee and co-trustee of trusts that hold the controlling interest in the company.

Mr. Schwartzberg earned a Juris Doctorate awarded magna cum laude. He practiced law, specializing in business structure and transactions and remains a member in good standing of the California Bar, He is the author of two books. Warning Toxic Business Mistakes and How to Avoid Making Them and Jane Austen’s Persuasion Annotated, a Royal Navy Reading Companion.

We believe that Mr. Schwartzberg’s qualifications to sit on the Board include his extensive business and management experience as well as his background as Chairman of the Board and Chief Executive officer of City of Hope, one of the nation’s leading biomedical research and treatment institution.

Regina Brown

Regina Brown has been a practicing accountant for over 30 years. Currently, her practice has a wide range of clients, varying in size, industry and geographic locations. They include large national corporations listed on the New York Stock Exchange, as well as local Southern California businesses. Other clients consist of professionals, wholesalers, and high net worth individuals. Many of her clients have international and cross-border operations.

As a consequence of her depth of experience, she regularly assists other professionals with their client’s issues and performs tax research and analysis in connection with litigation and other matters including marital dissolution, tax and accounting with respect to mergers and acquisitions, implementation of internal controls, and extensive work in the area of trusts and estates. In addition, international tax matters and compliance have become a significant part of her practice. Ms. Brown is a member in good standing of the California Society of CPAs and the American Institute of Certified Public Accountants and has appeared as a speaker before both.

We believe that Ms. Brown’s qualifications to sit on the Board include her extensive accounting and business experience.

Dr. Rene Bernards

Dr. Rene Bernards is a leader in the field of molecular carcinogenesis, working at the Netherlands Cancer Institute in Amsterdam. His research focuses on identifying effective new drug combinations, new drug targets, and mechanisms of resistance to anti-cancer drugs. He has also co-founded four biotechnology companies to bring his scientific discoveries to clinical oncology practice. He is a member of the Royal Netherlands Academy of Sciences, an International Honorary Member of the American Academy of Arts and Sciences and an International Member of the National Academy of Sciences (USA). Additionally, he is a fellow of the American Association for Cancer Research (AACR), and has received the Princess Takamatsu Memorial Lectureship at this year’s AACR annual meeting where he presented new data on the unexpected effectiveness of the Company’s lead compound, LB-100, when given with a variety of standard and investigational anti-cancer compounds that have only modest activity on their own.

We believe that Dr. Bernards’ qualifications to sit on the Board include his extensive medical and research experience.

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Bas van der Baan

Bas van der Baan has over 20 years of experience in the biotechnology industry with a key focus on oncology and diagnostics. He has extensive knowhow in the journey from clinical development to reimbursement and commercialization, as well as the establishment of partnerships with the pharmaceutical industry, academic collaborators, distributors, insurance companies and governments to successfully launch new oncology products.

We believe that Mr. van der Baan’s qualifications to sit on the Board include his extensive business and management experience.

2020 Stock Incentive Plan

The Board of Directors of the Company has adopted, and the Company’s stockholders have approved, the 2020 Stock Incentive Plan (the “2020 Plan”), which provides for the granting of equity-based awards, consisting of stock options, restricted stock, restricted stock units, stock appreciation rights, and other stock-based awards to employees, officers, directors and consultants of the Company and its affiliates for up to 2,333,333 shares of the Company’s common stock, under terms and conditions as determined by the Company’s Board of Directors. As of December 31, 2021, unexpired stock options for 1,400,000 shares were issued and outstanding under the 2020 Plan and 933,333 shares were available for issuance under the 2020 Plan. As of June 30, 2022, unexpired stock options for 2,100,000 shares were issued and outstanding under the 2020 Plan and 233,333 shares were available for issuance under the 2020 Plan. At the Annual Meeting, stockholders will be asked to approve an amendment to the 2020 Plan to increase the number of shares issuable thereunder by 1,800,000 shares.

Director Compensation

Under our non-employee Director Compensation policy, the following compensation program was amended in June 2022 for the outside (independent) directors:

Cash Compensation (payable quarterly):

Base director compensation - $20,000 per year

Chair of audit committee - additional $10,000 per year

Chair of any other committees - additional $5,000 per year

Member of audit committee - additional $5,000 per year

Member of any other committees - additional $2,500 per year

Equity Compensation:

Appointment of new director – Options for 250,000 shares of common stock, exercisable at the closing market price on date of grant for a period of five years, vesting 50% on the grant date and the remainder vesting 12.5% on the last day of each subsequent calendar quarter beginning in the quarter immediately subsequent to the date of grant until fully vested, subject to continued service. At the discretion of the Board, for a nominee to the Board who is restricted by his or her respective institution or employer from receiving equity-based compensation, in lieu of the grant of such stock options, the Company may elect to pay a one-time cash fee to $100,000 to such director, payable upfront.

Annual grant of stock options to outside directors – effective on the last business day of the month of June, options to purchase 100,000 shares of common stock, exercisable for a period of five years, at the closing market price on the date of the grant, vesting 12.5% on the last day of each subsequent calendar quarter-end beginning in the quarter immediately subsequent to the date of grant until fully vested. If any director has served for less than 12 full calendar months at the grant date, the amount of such stock option grant shall be prorated based on the length of service of such director. At the discretion of the Board, for a nominee who is restricted by his or her respective institution or employer from receiving equity compensation, in lieu of the grant of such stock options, the Company may elect to pay an annual cash fee of $40,000 to such director payable quarterly.

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Summary Compensation Table

The table set forth below presents the compensation awarded to, earned by, or paid to our named directors for the years ended December 31, 2021, 2020 and 2019.

DIRECTOR COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John S. Kovach	2021	-	-	-	-	-	-	-	-
Director (2)	2020	-	-	-	-	-	-	-	-
	2019	-	-	-	-	-	-	-	-

Philip F. Palmedo	2021	-	-	-	427,047	-	-	20,458	447,505
Director	2020	-	-	-	-	-	-	-	-
	2019	-	-	-	47,265	-	-	-	47,265

Stephen J. Forman	2021	-	-	-	427,047	-	-	16,819	443,866
Director	2020	-	-	-	-	-	-	-	-
	2019	-	-	-	47,265	-	-	-	47,265

Winson Sze Chun Ho	2021	-	-	-	142,828	-	-	-	142,828
Director (3)	2020	-	-	-	-	-	-	-	-
	2019	-	-	-	47,265	-	-	-	47,265

Yun Yen	2021	-	-	-	427,047	-	-	21,833	448,880
Director	2020	-	-	-	-	-	-	-	-
	2019	-	-	-	47,265	-	-	-	47,265

Gil Schwartzberg	2021	-	-	-	1,037,830	-	-	14,556	1,052,386
Director (4)	2020	-	-	-	-	-	-	-	-
	2019	-	-	-	-	-	-	-	-

Regina Brown	2021	-	-	-	942,582	-	-	19,167	961,749
Director (5)	2020	-	-	-	-	-	-	-	-
	2019	-	-	-	-	-	-	-	-

(1)	Consists of grant date fair value of option award calculated pursuant to the Black-Scholes option-pricing model.

(2)	Dr. Kovach is also the Company’s President, Chief Executive Officer and Chief Scientific Officer. Dr. Kovach is not separately compensated for his services as a director of the Company.

(3)	Resigned as a director of the Company effective April 9, 2021.

(4)	Appointed as a director of the Company effective April 9, 2021. On September 12, 2007, the Company entered into a consulting agreement with Gil N Schwartzberg for Mr. Schwartzberg to provide financial advisory and consulting services to the Company with respect to financing matters, capital structure and strategic development, and to assist management in communications with investors and stockholders. Mr. Schwartzberg is currently a significant stockholder and director of the Company. Consideration under this consulting agreement, including amendments thereto, has been paid exclusively in the form of stock options. On August 2, 2018, the Company entered into a third amendment to the consulting agreement to extend it to January 28, 2024, as well as to extend the exercise date of previously issued, fully-vested stock options for 666,667 shares of common stock, exercisable at $3.00 per share, from January 28, 2019 to January 28, 2024.

(5)	Appointed as a director of the Company effective May 11, 2021.

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Family Relationships

Eric Forman, our appointed Chief Administrative Officer, is the son of board member Dr. Stephen Forman and son-in-law of our director Gil Schwartzberg. Julie Forman, the wife of Eric Forman and the daughter of Gil Schwartzberg, is Vice President of Morgan Stanley Wealth Management, where the Company’s cash is deposited and with which the Company maintains a continuing banking relationship.

Involvement in Certain Legal Proceedings

During the past ten years, none of our officers, directors, promoters or control persons have been involved in any legal proceedings as described in Item 401(f) of Regulation S-K.

VOTE REQUIRED

Under applicable Delaware law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

The Board has established a corporate Code of Business Conduct and Ethics that applies to all officers, directors and employees and which is intended to qualify as a “code of ethics” as defined by Item 406 of Regulation S-K of the Exchange Act. The Code of Business Conduct and Ethics is available on the Investor Relations section of the Company’s website at www.Lixte.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

Public Availability of Corporate Governance Documents

Our key corporate governance documents, including our Code of Conduct and the charters of our Audit Committee and Compensation Committee are:

● available on the Investor Relations section of our corporate website at www.Lixte.com; and

● available in print to any stockholder who requests them from our corporate secretary.

Director Attendance

The Board held eight meetings during 2021. Each director attended at least 75% of Board meetings and meetings of the committees on which he or she served.

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Board Qualification and Selection Process

Our entire Board of Directors serves in place of a Nominating and Corporate Governance Committee. The Board does not have a specific written policy or process regarding the nominations of directors, nor does it maintain minimum standards for director nominees or consider diversity in identifying nominees for director. However, the Board does consider the knowledge, experience, integrity and judgment of potential candidates for nominations to the Board. The Board will consider persons recommended by stockholders for nomination for election as directors. The Board will consider and evaluate a director candidate recommended by a stockholder in the same manner as a Board-recommended nominee. Stockholders wishing to recommend director candidates must follow the prior notice requirements as described herein.

Board Diversity Matrix

The following Board Diversity Matrix presents our Board Diversity statistics, in accordance with NASDAQ Rule 5606, as self-disclosed by the directors. While the Board satisfies minimum objectives of NASDAQ Rule 5605(f)(2), the Board will continue to consider the diversity of the Board in its selection of director nominees.

BOARD DIVERSITY MATRIX (As of June 30, 2022)

Total Number of Directors: 8
	Female	Male
Gender:
Directors	1	7
Number of Directors Who Identify in Any of the Categories Below:
Asian	0	1
White	1	6

Board Leadership Structure and Risk Oversight

The leadership of the Board of Directors is currently structured so that it is led by the Company’s Chief Executive Officer, Dr. John Kovach, who presides over meetings of the Board of Directors and sets meeting agendas and determines materials to be distributed to the Board of Directors.

The Board of Directors has determined that, given the size and current state of the Company’s operations, this leadership structure is in the best interest of the Company and those of the Company’s stockholders.

The entire Board of Directors, as well as through its various committees, is responsible for oversight of our Company’s risk management process. Management furnishes information regarding risk to the Board of Directors as requested. The Audit Committee discusses risk management with the Company’s management and independent public accountants as set forth in the Audit Committee’s charter. The Compensation Committee reviews the compensation programs of the Company to make sure economic incentives are tied to the long-term interests of the stockholders. The Company believes that innovation and the building of long-term stockholder value are impossible without taking risks. We recognize that imprudent acceptance of risk and the failure to identify risks could be a detriment to stockholder value. The executive officers of the Company are responsible for assessing these risks on a day-to-day basis and for how to best identify, manage and mitigate significant risks that the Company may face.

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Board Committees

The Board has established an Audit Committee and a Compensation Committee. For the fiscal year ended December 31, 2021, Regina Brown, Philip Palmedo, and Yun Yen served on the Audit Committee, with Ms. Brown serving as Chair. As Dr. Palmedo is not standing for reelection, it is expected that Bas van der Baan will replace Dr. Palmedo on the Audit Committee, effective as of the Annual Meeting. For the fiscal year ended December 31, 2021, Philip Palmedo, Stephen Forman and Yun Yen served on the Compensation Committee, with Dr. Yen serving as Chair. Effective as of the Annual Meeting, it is expected that Dr. Rene Bernards will replace Dr. Palmedo on the Compensation Committee.

The following is a description of each of the committees and their composition:

Audit Committee

Audit Committee

Our Audit Committee is responsible for, among other things:

●	Approving and retaining the independent auditors to conduct the annual audit of our financial statements;

●	reviewing the proposed scope and results of the audit;

●	reviewing and pre-approving audit and non-audit fees and services;

●	reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;

●	reviewing and approving transactions between us and our directors, officers and affiliates;

●	establishing procedures for complaints received by us regarding accounting matters;

●	overseeing internal audit functions, if any; and

●	preparing the report of the Audit Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Audit Committee currently consists of Dr. Philip Palmedo, Dr. Yun Yen, and Regina Brown, with Ms. Brown serving as chair. Effective as of the date of the Annual Meeting, it is expected that Bas van der Baan will replace Dr. Palmedo on the Audit Committee. Our Board of Directors has affirmatively determined that each of the Audit Committee members meet the definition of “independent director” under the Nasdaq rules, and that they meet the independence standards under Rule 10A-3. Each member of our Audit Committee meets the financial literacy requirements of the Nasdaq rules. In addition, our Board of Directors has determined that Regina Brown qualifies as an “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K. Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our principal corporate website at www.lixte.com. The Audit Committee met four times during 2021.

Report of the Audit Committee of the Board of Directors

This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

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The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management of the Company. The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Submitted by:

The Audit Committee of

The Board of Directors

Philip Palmedo (Chair)

Stephen Forman

Yun Yen

Compensation Committee

Our Compensation Committee is responsible for, among other things:

●	reviewing and recommending the compensation arrangements for executive management;

●	establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

●	administering our stock incentive plans; and

●	preparing the report of the Compensation Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Compensation Committee consists of Dr. Yun Yen, Dr. Stephen Forman and Dr. Philip Palmedo, with Dr. Yen serving as chair. Effective as of the date of the Annual Meeting, Dr. Rene Bernards is expected to replace Dr. Palmedo as a member of the Compensation Committee. Our Board of Directors has determined that all three committee members are independent directors under Nasdaq rules. Our Board of Directors has adopted a written charter for the Compensation Committee, which is available on our principal corporate website at www.lixte.com.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is an officer or employee of the Company. None of the executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Board or Compensation Committee.

Compensation Committee Report

This report of the Compensation Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

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The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be incorporated into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Submitted by:

The Compensation Committee of

The Board of Directors

Dr. Yun Yen (Chair)

Dr. Stephen Forman

Dr. Philip Palmedo

Stockholder Communication

Any stockholder may communicate in writing by mail at any time with the entire Board of Directors or any individual director (addressed to “Board of Directors” or to a named director), c/o Lixte Biotechnology Holdings, Inc., ATTN: Secretary, 680 East Colorado Boulevard, Suite 180, Pasadena, California 91101. All communications will be compiled by the Secretary of the Company and promptly submitted to the Board of Directors or the individual directors on a periodic basis.

Policy Regarding Attendance at Annual Meetings of Stockholders

The Company does not have a policy with regard to the attendance of Board members at annual meetings of stockholders.

Director Independence

As required under the Nasdaq Stock Market listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent”, as affirmatively determined by the Board of Directors. The Board of Directors consults with the Company’s counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent”, including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board of Directors has affirmatively determined that the following director nominees are independent directors within the meaning of the applicable Nasdaq listing standards: Stephen Forman, Yun Yen, Regina Brown, Rene Bernards, and Bas van der Baan.

PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Weinberg & Company, P.A. (“Weinberg”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022 and our Board of Directors has further directed that management submit the selection of its independent registered public accountant firm for ratification by the stockholders at the Annual Meeting. Weinberg has audited the Company’s financial statements since 2013. Representatives of Weinberg are not expected to be present at the Annual Meeting.

Stockholder ratification of the selection of Weinberg as the Company’s independent registered public accountants is not required by Delaware law, the Company’s certificate of incorporation, or the Company’s bylaws. However, the Audit Committee is submitting the selection of Weinberg to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accountants at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

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The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Weinberg. Abstentions will be counted toward the tabulation of votes cast on Proposal 2 and will have the same effect as negative votes. Broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether Proposal 2 has been approved.

Audit Fees

The following table sets forth aggregate fees billed to us by Weinberg & Company, P.A., our independent registered public accounting firm during the fiscal years ended December 31, 2020 and 2021.

	Years Ended December 31,
	2020	2021
Audit Fees(1)	$78,567	$93,681
Audit-Related Fees(2)	—	—
Tax Fees(3)	14,134	28,140
Other Fees(4)	71,537	25,200
Total	$164,238	$147,021

(1)	Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements included in our Annual Reports on Form 10-K and the review of our interim financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory or regulatory filings, excluding those fees included in Other Fees.

(2)	Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees.”

(3)	Tax fees represent fees for professional services related to tax compliance, tax advice and tax planning.

(4)	Other fees represent fees incurred with respect to our Registration Statements on Forms S-1, S-3, and S-8 declared effective by the U.S. Securities and Exchange Commission during the years ended December 31, 2020 and 2021.

All audit and audit-related services, tax services and other services rendered by Weinberg & Company, P.A. during the fiscal years ended December 31, 2020 and 2021 were pre-approved by our Board of Directors. The Board of Directors has adopted a pre-approval policy that provides for the pre-approval of all services performed for us by our independent registered public accounting firm.

Policy for Pre-Approval of Independent Auditor Services

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by Weinberg. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the specific service or category of service and is generally subject to a specific budget. The independent auditor and management are required to periodically communicate to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WEINBERG & COMPANY, P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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PROPOSAL NO. 3 - APPROVAL OF AMENDMENT TO THE LIXTE BIOTECHNOLOGY HOLDINGS, INC. 2020 STOCK INCENTIVE PLAN

On July 14, 2020, our Board of Directors adopted the Lixte Biotechnology Holdings, Inc. 2020 Stock Incentive Plan, which we refer to as the “2020 Plan”. The 2020 Plan provides for the granting of equity-based awards, consisting of stock options, restricted stock, restricted stock units, stock appreciation rights, and other stock-based awards to employees, officers, directors and consultants of the Company and its affiliates. The adoption of the 2020 Plan fixed the aggregate number of shares of our common stock issuable under the 2020 Plan at 2,333,333 shares. The Plan was approved by our stockholders on July 31, 2020. The Company does not have any other equity compensation plans.

A copy of the 2020 Plan is included as Annex A to this Proxy Statement. The amendment makes no other changes to the 2020 Plan.

On August 8, 2022, our Board of Directors adopted, subject to approval by our stockholders, an amendment to the 2020 Plan to increase the aggregate number of shares of our common stock issued or issuable under the 2020 Plan by 1,800,000 shares, to fix the aggregate number of shares issuable under the 2020 Plan at 4,133,333 shares, including those previously issued or subject to outstanding awards under the 2020 Plan. At June 30, 2022, the Company had 16,646,593 shares of common stock issued and outstanding.

If our stockholders approve this Proposal 3, we may issue the additional shares under the 2020 Plan as described below. If our stockholders do not approve this Proposal 3, we will not implement the amendment to the 2020 Plan.

Our Board of Directors believes that the grant of options and other stock awards is an important incentive for the Company’s officers, employees and directors. Our needs under the 2020 Plan are expected to exceed the number of shares of common stock currently available. As of December 31, 2021, unexpired stock options for 1,400,000 shares were issued and outstanding under the 2020 Plan, and 933,333 shares were available for issuance under the 2020 Plan. As of June 30, 2022, unexpired stock options for 2,100,000 shares were issued and outstanding under the 2020 Plan, and 233,333 shares were available for issuance under the 2020 Plan.

Adding additional shares to the 2020 Plan would enhance our ability to grant stock-based incentives and other equity awards to our officers, employees, non-employee directors, and other key persons in the future, to ensure that we can continue to grant stock options and other equity awards to eligible recipients at levels determined to be appropriate by our Compensation Committee or our Board of Directors, including annual and bonus stock option grants to our employees to help us attract and retain talented individuals.

Burn rate, which is the rate at which companies use shares available for grant under their equity compensation plans, is an important factor for investors concerned about stockholder dilution. In setting and recommending to stockholders the number of additional shares to be authorized under the amendment to the 2020 Plan, the Compensation Committee and the Board of Directors considered the Company’s burn rates for all grants of equity awarded by the Board of Directors for the past three fiscal years ended December 31, 2021, 2020 and 2019.

The following table sets forth information regarding historical awards granted for the fiscal years ended December 31, 2021, 2020 and 2019, and the corresponding net burn rate. The net burn rate is calculated by adding options granted, less any options forfeited, cancelled or expired, and dividing the result by the weighted average number of common shares outstanding. The Company’s three-year average net burn rate is 3.8%.

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Fiscal Year Ended December 31,	Stock Options Granted	Less Stock Options Forfeited, Cancelled Or Expired	Net Awards Granted (1)	Weighted Average Number of Common Shares Outstanding	Net Burn Rate
2021	1,400,000	208,334	1,191,666	13,473,839	8.8%
2020	200,000	33,333	166,667	11,277,126	1.5%
2019	133,333	116,667	16,666	11,174,737	0.1%
Three-Year Average	577,778	119,445	458,333	11,975,234	3.8%

(1)	Net Awards Granted represents the sum of Stock Options Granted, less Stock Options that were forfeited, cancelled or expired.

In the opinion of the Board of Directors, our future success depends in large part on our ability to maintain a competitive position in attracting, retaining and motivating officers and key employees with experience and ability. The Board of Directors believes that approval of the amendment to the 2020 Plan and the authorization of the additional shares for issuance thereunder is appropriate and in the best interests of our stockholders given the highly competitive environment in which we operate.

Our compensation philosophy reflects broad-based eligibility for equity incentive awards for our officers and employees. By doing so, we put the interests of our employees directly into alignment with those of our stockholders, as such awards reward employees upon improved stock price performance. Granting equity awards focuses our employees who receive equity grants on successfully achieving corporate objectives, and we are embedding in our corporate culture the necessity for employees to think and act as stockholders.

Because there are a limited number of shares of our common stock that remain available for issuance as to new awards under the 2020 Plan, we will be unable to attract, retain and motivate our officers, employees, directors and consultants without an increase in the number of shares of common stock that are available for issuance under the 2020 Plan. This could significantly and adversely affect our ability to operate our business and reach our corporate objectives.

A summary of the 2020 Plan is set forth below.

2020 Stock Incentive Plan

Summary

On July 14, 2020, our Board of Directors adopted the 2020 Stock Incentive Plan (the “2020 Plan”), which provides for the granting of equity-based awards, consisting of stock options, restricted stock, restricted stock units, stock appreciation rights, and other stock-based awards to employees, officers, directors and consultants for up to 2,333,333 shares of common stock, under terms and conditions as determined by our Board of Directors. Stockholders holding a majority of the voting power of our common stock approved the 2020 Plan pursuant to an action by written consent dated July 31, 2020. Stockholders were notified of such action by written consent pursuant to an Information Statement dated August 31, 2020 and mailed to stockholders on or about September 3, 2020. As of December 31, 2021, unexpired stock options for 1,400,000 shares were issued and outstanding under the 2020 Plan. As of June 30, 2022, unexpired stock options for 2,100,000 shares were issued and outstanding under the 2020 Plan and 233,333 shares were available for issuance under the 2020 Plan.

Having an adequate number of shares available for future equity compensation grants is necessary to promote our long-term success and the creation of stockholder value by:

●	Enabling us to continue to attract and retain the services of key service providers who would be eligible to receive grants;

●	Aligning participants’ interests with stockholders’ interests through incentives that are based upon the performance of our common stock;

●	Motivating participants, through equity incentive awards, to achieve long-term growth in our business, in addition to short-term financial performance; and

●	Providing a long-term equity incentive program that is competitive as compared to other companies with whom we compete for talent.

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The 2020 Plan permits the discretionary award of incentive stock options (“ISOs”), non-statutory stock options (“NQSOs”), restricted stock, restricted stock units (“RSUs”), stock appreciation rights (“SARs”), other equity awards and/or cash awards to selected participants. The 2020 Plan will remain in effect until July 14, 2030.

The 2020 Plan provides for the reservation of 2,333,333 shares of common stock for issuance thereunder (the “Share Limit”), and provides that the maximum number of shares that may be issued pursuant to the exercise of ISOs is 2,333,333 (the “ISO Limit”).

Key Features of the 2020 Plan

Certain key features of the 2020 Plan are summarized as follows:

●	If not terminated earlier by our Board of Directors, the 2020 Plan will terminate on July 14, 2030.

●	Up to a maximum aggregate of 2,333,333 shares of common stock may be issued under the 2020 Plan. The maximum number of shares that may be issued pursuant to the exercise of ISOs is also 2,333,333.

●	The 2020 Plan is administered by the Compensation Committee, which is comprised solely of independent members of our Board of Directors. The Board of Directors may designate a separate committee to make awards to employees who are not officers subject to the reporting requirements of Section 16 of the Exchange Act.

●	Employees, consultants and board members are eligible to receive awards, provided that the Compensation Committee has the discretion to determine (i) who shall receive any awards, and (ii) the terms and conditions of such awards.

●	Awards may consist of ISOs, NQSOs, restricted stock, RSUs, SARs, other equity awards and/or cash awards.

●	Stock options and SARs may not be granted at a per share exercise price below the fair market value of a share of our common stock on the date of grant.

●	Stock options and SARs may not be repriced or exchanged without stockholder approval.

●	The maximum exercisable term of stock options and SARs may not exceed ten years.

●	Awards are subject to recoupment of compensation policies adopted by us.

Eligibility to Receive Awards. Employees, consultants and members of our Board of Directors are eligible to receive awards under the 2020 Plan. The Compensation Committee determines, in its discretion, the selected participants who will be granted awards under the 2020 Plan.

Shares Subject to the 2020 Plan. The maximum number of shares of common stock that can be issued under the 2020 Plan is 2,333,333 shares.

The shares underlying forfeited or terminated awards (without payment of consideration), or unexercised awards become available again for issuance under the 2020 Plan. No fractional shares may be issued under the 2020 Plan. No shares will be issued with respect to a participant’s award unless applicable tax withholding obligations have been satisfied by the participant.

Administration of the 2020 Plan. The 2020 Plan is administered by the Compensation Committee of the Board of Directors, which consists of independent board members. With respect to certain awards issued under the 2020 Plan, the members of the Compensation Committee also must be “Non-Employee Directors” under Rule 16b-3 of the Exchange Act. Subject to the terms of the 2020 Plan, the Compensation Committee has the sole discretion, among other things, to:

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●	Select the individuals who will receive awards;

●	Determine the terms and conditions of awards (for example, performance conditions, if any, and vesting schedule);

●	Correct any defect, supply any omission, or reconcile any inconsistency in the 2020 Plan or any award agreement;

●	Accelerate the vesting, extend the post-termination exercise term or waive restrictions of any awards at any time and under such terms and conditions as it deems appropriate, subject to the limitations set forth in the 2020 Plan;

●	Permit a participant to defer compensation to be provided by an award; and

●	Interpret the provisions of the 2020 Plan and outstanding awards.

The Compensation Committee may suspend vesting, settlement, or exercise of awards pending a determination of whether a selected participant’s service should be terminated for cause (in which case outstanding awards would be forfeited). Awards may be subject to any policy that the Board of Directors may implement on the recoupment of compensation (referred to as a “clawback” policy). The members of the Board of Directors, the Compensation Committee and their delegates shall be indemnified by us to the maximum extent permitted by applicable law for actions taken or not taken regarding the 2020 Plan.

Types of Awards.

Stock Options. A stock option is the right to acquire shares at a fixed exercise price over a fixed period of time. The Compensation Committee determines, among other terms and conditions, the number of shares covered by each stock option and the exercise price of the shares subject to each stock option, but such per share exercise price cannot be less than the fair market value of a share of our common stock on the date of grant of the stock option. The exercise price of each stock option granted under the 2020 Plan must be paid in full at the time of exercise, either with cash, or through a broker-assisted “cashless” exercise and sale program, or net exercise, or through another method approved by the Compensation Committee. Stock options granted under the 2020 Plan may be either ISOs or NQSOs. In order to comply with Treasury Regulation Section 1.422-2(b), the 2020 Plan provides that no more than 2,333,333 shares may be issued pursuant to the exercise of ISOs.

SARs. A SAR is the right to receive, upon exercise, an amount equal to the difference between the fair market value of the shares on the date of the SAR’s exercise and the aggregate exercise price of the shares covered by the exercised portion of the SAR. The Compensation Committee determines the terms of SARs, including the exercise price (provided that such per share exercise price cannot be less than the fair market value of a share of our common stock on the date of grant), the vesting and the term of the SAR. Settlement of a SAR may be in shares of common stock or in cash, or any combination thereof, as the Compensation Committee may determine. SARs may not be repriced or exchanged without stockholder approval.

Restricted Stock. A restricted stock award is the grant of shares of our common stock to a selected participant and such shares may be subject to a substantial risk of forfeiture until specific conditions or goals are met. The restricted shares may be issued with or without cash consideration being paid by the selected participant as determined by the Compensation Committee. The Compensation Committee also will determine any other terms and conditions of an award of restricted stock.

RSUs. RSUs are the right to receive an amount equal to the fair market value of the shares covered by the RSU at some future date after the grant. The Compensation Committee will determine all of the terms and conditions of an award of RSUs. Payment for vested RSUs may be in shares of common stock or in cash, or any combination thereof, as the Compensation Committee may determine. RSUs represent an unfunded and unsecured obligation for us, and a holder of a stock unit has no rights other than those of a general creditor.

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Other Awards. The 2020 Plan also provides that other equity awards, which derive their value from the value of our shares or from increases in the value of our shares, may be granted. In addition, cash awards may also be issued. Substitute awards may be issued under the 2020 Plan in assumption of or substitution for or exchange for awards previously granted by an entity which we may acquire.

Limited Transferability of Awards. Awards granted under the 2020 Plan generally are not transferrable other than by will or by the laws of descent and distribution. However, the Compensation Committee may in its discretion permit the transfer of awards other than ISOs.

Change in Control. In the event that we are a party to a merger or other reorganization or similar transaction, outstanding 2020 Plan awards will be subject to the agreement pertaining to such merger or reorganization. Such agreement may provide for (i) the continuation of the outstanding awards by us if we are a surviving corporation, (ii) the assumption or substitution of the outstanding awards by the surviving entity or its parent, (iii) full exercisability and/or full vesting of outstanding awards, or (iv) cancellation of outstanding awards either with or without consideration, in all cases with or without consent of the selected participant. The Compensation Committee will decide the effect of a change in control of us on outstanding awards.

Amendment and Termination of the 2020 Plan. The Board of Directors generally may amend or terminate the 2020 Plan at any time and for any reason, except that it must obtain stockholder approval of material amendments to the extent required by applicable laws, regulations or rules.

Federal Income Tax Consequences

The following discussion is a summary of the federal income tax provisions relating to the grant and exercise of awards under the 2020 Plan and the subsequent sale of Common Stock acquired under the 2020 Plan. The tax effect of awards may vary depending upon the circumstances, and the income tax laws and regulations change frequently. This summary is not intended to be exhaustive and does not constitute legal or tax advice.

General. A recipient of an award of Options or Stock Appreciation Rights under the 2020 Plan will realize no taxable income at the time of grant if the exercise price is not less than the fair market value of our Common Stock on the date of the grant. The recipient generally will realize no taxable income at the time of a grant of a Stock Award so long as the Stock Award is not vested (that is, remains subject to forfeiture and is not transferable) and an election under Section 83(b) of the Internal Revenue Code is not made.

Non-Qualified Options. The holder of a Non-Qualified Option will recognize ordinary income at the time of the Non-Qualified Option exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. This taxable income will be subject to payroll tax withholding if the holder is an employee.

When a holder disposes of shares acquired upon the exercise of a Non-Qualified Option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon on the holding period of the shares.

Incentive Options. The holder of an Incentive Option will not recognize taxable income upon exercise of the Incentive Option. In order to retain this tax benefit, the holder must make no disposition of the shares so received for at least one year from the date of exercise and for at least two years from the date of grant of the Incentive Option. The holder’s compliance with the holding period requirement and other applicable tax provisions will result in the realization of long-term capital gain or loss when he or she disposes of the shares, measured by the difference between the exercise price and the amount received for the shares at the time of disposition.

If a holder disposes of shares acquired by exercise of an Incentive Option before the expiration of the required holding period, the gain, if any, arising from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent of the lesser of (1) the excess of the fair market value of the shares over the exercise price on the date the Incentive Option was exercised or (2) the excess of the amount realized over the exercise price upon such disposition. Any amount realized in excess of the fair market value on the date of exercise is treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the exercise price, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

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For purposes of the alternative minimum tax, the holder will recognize as an addition to his or her tax base, upon the exercise of an Incentive Option, an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. If the holder makes a disqualifying disposition in the year of exercise, the holder will recognize taxable income for purposes of the regular income tax and the holder’s alternative minimum tax base will not be additionally increased.

Stock Appreciation Rights. The holder of a Stock Appreciation Right will recognize ordinary income at the time that it is exercised in an amount equal to the excess of the fair market value of the number of shares of Common Stock as to which it is exercised on the date of exercise over their value at the date of grant. This taxable income will be subject to payroll tax withholding if the holder is an employee.

Stock Awards. The recipient of a Stock Award will recognize ordinary income when the stock vests in an amount equal to the excess of the fair market value of the shares at the time of vesting over the purchase price for the shares, if any, subject to payroll tax withholding if the holder is an employee. When the recipient sells a Stock Award that has vested, any amount received in excess of the fair market value of the shares on the date of vesting will be treated as long-term or short-term capital gain, depending upon the holding period of the shares (after vesting has occurred), and if the amount received is less than the fair market value on the date of vesting, the loss will be treated as long-term or short-term capital loss, depending on the holding period of the shares. Dividends paid on Stock Awards that have not vested and that have not been the subject of an election under Section 83(b) of the Internal Revenue Code are treated as compensation income, subject to payroll tax withholding with respect to an employee.

Section 83(b) of the Internal Revenue Code permits the recipient to elect, not more than thirty (30) days after the date of receipt of a Stock Award, to include as ordinary income the difference between the fair market value of the Stock Award on the date of grant and its purchase price (rather than being taxed as the shares vest). If such an election is made, the holding period for long-term capital gain or loss treatment will commence on the day following the receipt of the Stock Award, dividends on the Stock Award will be treated as such and not as compensation, and the tax basis of the shares will be their fair market value at the date of grant.

Deduction for the Company. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient of an award is considered to have realized ordinary income as a result of the award, assuming that the limitation under Section 162(m) of the Internal Revenue Code is not applicable. Assuming that the holder of shares received on exercise of an Incentive Option disposes of the shares after compliance with the holding period requirement described above, the Company will not be entitled to a federal income tax deduction since the holder will not have realized any ordinary income in the transaction.

Prior to the Tax Cuts and Jobs Act of 2017 (“TCJA”), Section 162(m) of the Internal Revenue Code generally disallowed a tax deduction to publicly held companies for compensation paid to certain executive officers in excess of $1 million per officer in any year that did not qualify as performance-based. Under the TCJA, the performance-based exception has been repealed and the $1 million deduction limit now applies to anyone serving as the chief executive officer or the chief financial officer at any time during the taxable year and the top three other highest compensated executive officers serving at any fiscal year-end.

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EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized For Issuance Under Equity Incentive Plans

Set forth in the table below is information regarding awards made through compensation plans or arrangements through December 31, 2021, the most recently completed fiscal year.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average price of outstanding options, warrants and rights	Number of securities remaining available for future issuance compensation plans (excluding securities reflected in column 1)
	(1)	(2)	(3)

Equity Compensation Plans Approved by Security Holders	1,400,000	$3.62	933,333 (1)

Equity Compensation Plans Not Approved by Security Holders	—	$—	—

(1) The 933,333 shares that remain available at December 31, 2021 are pursuant to the Company’s 2020 Stock Incentive Plan.

Interests of Officers and Directors in this Proposal

Members of our Board of Directors and our executive officers are eligible to receive awards under the terms of the 2020 Plan, and they therefore have a substantial interest in Proposal 3.

Required Vote of Stockholders

The affirmative vote of a majority of the shares of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required for approval of Proposal 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE .

AMENDMENT TO THE LIXTE BIOTECHNOLOGY HOLDINGS, INC. 2020 STOCK INCENTIVE PLAN

DESCRIBED IN PROPOSAL 3.

EXECUTIVE OFFICERS

Officers

The names of our officers and their ages, positions, and biographies are set forth below. Dr. John S. Kovach’s background is discussed under the section Nominees for Election to Board of Directors. The persons listed below served as our officers during 2021:

Name	Age	Position
Dr. John S. Kovach	86	President, Chief Executive Officer, Chief Scientific Officer, and Chairman of the Board of Directors
Dr. James S. Miser	75	Chief Medical Officer
Robert N. Weingarten	70	Vice President and Chief Financial Officer
Eric J. Forman	42	Chief Administrative Officer

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Dr. James S. Miser

James S. Miser, M.D., is a pediatric hematologist/oncologist, internationally recognized as an expert in the study and treatment of childhood cancers. His outstanding career includes leadership positions as Clinical Director, Department of Pediatrics, Division of Pediatric Hematology/Oncology, Children’s Hospital and Medical Center and Associate Member, Fred Hutchinson Cancer Research Center, Seattle, Washington; Chairman, Division of Pediatrics, Director, Department of Pediatric Hematology/Oncology, President and Chief Executive Officer, and Chief Medical Officer, all at City of Hope National Medical Center, Duarte, California. Since 2009, he has been a member of the Active Staff, Department of Pediatrics at City of Hope, most recently part-time, and Chair Professor, College of Medical Sciences and Technology, Taipei Medical University, Taipei, Taiwan.

Dr. Miser has extensive experience in the clinical development of new anti-cancer drugs for pediatric malignancies, leading many clinical trials at institutional and national cancer study groups. He is expert in the design and monitoring of clinical cancer trials and was a member of the Soft Tissue Sarcoma Strategy Group, and Member of the New Agents Executive and Steering Committee, Phase II Coordinator Children’s Cancer Group and Chairman, Data Monitoring Committee, National Wilms Tumor Society. He has authored more than a 100 peer reviewed articles dealing primarily with pediatric clinical cancer studies.

Robert N. Weingarten

Mr. Weingarten was appointed to serve as our Vice President and Chief Financial Officer effective August 12, 2020. Mr. Weingarten is an experienced business consultant and advisor with a consulting practice focusing on accounting and SEC compliance issues. Since 1979, Mr. Weingarten has provided such financial consulting and advisory services, has acted as chief financial officer, and has served on the boards of directors of numerous public companies in various stages of development, operation or reorganization. Mr. Weingarten has experience in a variety of industries, including the pharmaceutical industry.

Mr. Weingarten has been a Director of Guardion Health Sciences, Inc. since June 2015 and Chairman of its Board of Directors since July 2020. Previously, Mr. Weingarten served as Lead Director on Guardion’s Board of Directors from January 2017 to March 2020. From July 2017 to June 2018, Mr. Weingarten was the Chief Financial Officer of Alltemp, Inc. From April 2013 to February 2017, Mr. Weingarten served on the Board of Directors of RespireRx Pharmaceuticals Inc. and also served as its Vice President and Chief Financial Officer. Mr. Weingarten received a B.A. in Accounting from the University of Washington in 1974, an M.B.A. in Finance from the University of Southern California in 1975, and is a Certified Public Accountant (inactive) in the State of California.

Eric Forman, J.D.

Mr. Forman has led our business development as a consultant since 2013. Effective as of October 1, 2020, Mr. Forman was appointed as our Chief Administrative Officer. In his capacity as a consultant, and in his role as Chief Administrative Officer, his responsibilities include overseeing all internal operations, the development of science/business collaborations, and the management of our growing intellectual property portfolio. Prior to his involvement with our company, he served as Counsel and Senior Project Manager at Shore Group Associates managing in-house legal, tax, and regulatory affairs and supervising client relations for financial software and mobile application development teams.

As an attorney, Mr. Forman has represented and advised both technology and biotechnology companies, entrepreneurs, non-profits, and start-ups with a focus on intellectual property, licensing, corporate structure and transactions.

Mr. Forman earned a B.A. degree Cum Laude from Loyola Marymount University and a J.D. from the Benjamin N. Cardozo School of Law. He has an active law license and is a member of the New York State Bar Association.

EXECUTIVE OFFICERS AND MANAGEMENT COMPENSATION

Compensation Discussion and Analysis

The following discussion and analysis of compensation arrangements of our named executive officers for 2021, 2020 and 2019 should be read together with the compensation tables and related disclosures set forth below.

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We believe our success is driven by the leadership of our named executive officers. Our named executive officers are primarily responsible for many of our important business development relationships. The growth and maintenance of these relationships is critical to ensuring our future success, as is experience in managing these relationships. Therefore, it is important to our success that we retain the services of these individuals. Our Board believes that our current executive compensation program properly aligns the interests of our executive officers with those of our stockholders.

General Philosophy

Our overall compensation philosophy is to provide an executive compensation package that enables us to attract, retain and motivate executive officers to achieve our near-term and long-term business objectives. We also believe that a meaningful portion of the executive officer’s total cash compensation should be at risk and dependent upon the achievement of our objectives. Among other things, our compensation philosophy aims to reward strong performance with competitive pay and thus better enable us to retain executive officers who contribute to the long-term success of the Company.

We attempt to pay our executive officers competitively in order to retain the most capable people in the industry. In making executive and employee compensation decisions, the Compensation Committee considers achievement of certain goals and criteria, some of which relate to the Company’s performance and others to the performance of the individual employee.

The Compensation Committee periodically evaluates our compensation policies to determine whether we remain competitive among industry peers and continue to attract, retain and motivate key personnel. To meet these objectives, the Compensation Committee may from time to time increase salaries, award additional equity grants or provide other short and long-term incentive compensation. Our Board of Directors values the perspective of our stockholders, and the Compensation Committee will continue to consider the outcome of future say-on-pay votes, as well as any other stockholder feedback, when making compensation decisions for the named executive officers.

The Compensation Committee generally seeks input from our executive officers when discussing the performance and compensation levels for executives and other Company leadership. The Compensation Committee also works with our Chief Executive Officer and Chief Financial Officer to evaluate the financial, accounting, tax and retention implications of our various compensation programs. No executive participates in deliberations relating to his or her own compensation.

The Compensation Committee will consider the results of any say-on-pay vote on our executive compensation program as part of its executive compensation review. Our Board of Directors values the opinions of our stockholders, and the Compensation Committee will continue to consider the outcome of future say-on-pay votes, as well as any feedback received, when making compensation decisions for the named executive officers.

Compensation Program and Forms of Compensation

We provide our executive officers with a compensation package which currently consists of base salary, equity incentives and participation in benefit plans generally available to other employees. In establishing total compensation, the Compensation Committee considers individual and company performance, as well as market information regarding compensation paid by other companies in our peer group.

Base salaries are calculated to be competitive within our industry and to reflect the capabilities and experience of our executives. The equity awards incentivize executives to deliver long-term stockholder value, while serving as a retention vehicle for our executive talent.

The Compensation Committee conducts a risk assessment of the Company’s compensation practices to analyze whether they encourage employees to take excessive or inappropriate risks. After completing the review, the Compensation Committee has concluded that the Company’s compensation programs are, on balance, consistent with market practices and do not present material risks to the Company.

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Hedging Policy

The Company has established an Insider Trading Policy, which, among other things, prohibits trading in securities with material nonpublic information including through hedging activities. Further, none of the Company’s employees, directors, consultants and contractors may trade in options, warrants, puts and calls or similar instruments on our securities or sell our securities “short”. Engaging in any transactions relating to our common stock must be pre-cleared by our Chief Financial Officer.

Tax and Accounting Considerations

Limitation on Deductibility of Executive Compensation

Under Section 162(m) of the Internal Revenue Code (“Section 162(m)”), compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. The Compensation Committee considers tax implications as one factor in determining executive compensation, but also looks at other factors in making its decisions, and retains the flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m). The Compensation Committee also retains the flexibility to modify compensation that may have been initially intended to be exempt from the deduction limit under Section 162(m) if it determines that such modifications are consistent with the Company’s business needs.

Accounting Treatment

Under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (Compensation – Stock Compensation), the Company is required to estimate and record an expense for each award of equity compensation allocated over the vesting period of the award. We record share-based compensation expense on an ongoing basis. The accounting impact of our compensation programs is one of many factors that the Compensation Committee considers in determining the structure and size of our executive compensation programs.

Summary Compensation Table

The table set forth below presents the compensation awarded to, earned by or paid to our named executive officers for the years ended December 31, 2021, 2020 and 2019.

OFFICER COMPENSATION TABLE

Executive	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

John S. Kovach (2)	2021	250,000	-	-	-	-	-	-	250,000
	2020	107,500	-	-	-	-	-	-	107,500
	2019	60,000	-	-	-	-	-	-	60,000

James S. Miser (3)	2021	166,667	-	-	-	-	-	-	166,667
	2020	62,500	-	-	572,650	-	-	-	635,150
	2019	-	-	-	-	-	-	-	-

Robert N. Weingarten (4)	2021	156,667	-	-	-	-	-	-	156,667
	2020	46,451	-	-	400,855	-	-	-	447,306
	2019	-	-	-	-	-	-	-	-

Eric J. Forman (5)	2021	156,667	-	-	-	-	-	-	156,667
	2020	30,000	-	-	400,855	-	-	-	430,855
	2019	-	-	-	-	-	-	-	-

(1) Consists of grant date fair value of option award calculated pursuant to the Black-Scholes option-pricing model.

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(2) John S. Kovach has been the Company’s President and Chief Executive Officer since inception and entered into an employment agreement with the Company effective July 15, 2020.

(3) James S. Miser has been the Company’s Chief Medical Officer since August 1, 2020. In connection with his employment agreement, Dr. Miser was awarded an option grant for 83,333 shares of the Company’s common stock valued at $6.8718 per share.

(4) Robert N. Weingarten has been the Company’s Vice President and Chief Financial Officer since August 12, 2020. In connection with his employment agreement, Mr. Weingarten was awarded an option grant for 58,333 shares of the Company’s common stock valued at $6.8718 per share.

(5) Eric J. Forman has been the Company’s Chief Administrative Officer since July 15, 2020. In connection with his employment agreement, Mr. Forman was awarded an option grant for 58,333 shares of the Company’s common stock valued at $6.8718 per share.

There were no option exercises during the years ended December 31, 2019, 2020 or 2021.

Outstanding Equity Awards at December 31, 2021

The table set forth below presents information regarding outstanding stock options held by our named executive officers as of December 31, 2021. There were no stock options issued and outstanding to our executive officers at December 31, 2019.

NAME	GRANT DATE	VESTING COMMENCE-MENT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE

Dr. John S. Kovach	N/A	N/A	N/A	N/A	N/A	N/A

Dr. James S. Miser	August 1, 2020	August 1, 2020	41,667	41,667	$7.14	August 1, 2025

Robert N. Weingarten	August 12, 2020	August 12, 2020	29,167	29,166	$7.14	August 12, 2025

Eric J. Forman	June 7, 2016	June 7, 2016	16,667	-	$0.90	June 7, 2021
	October 16, 2017	October 16, 2017	16,667	-	$0.90	October 16, 2022
	May 22, 2019	May 22, 2019	16,667	-	$6.60	May 22, 2024
	August 12, 2020	August 12, 2020	29,167	29,166	$7.14	August 12, 2025

The intrinsic value of exercisable but unexercised in-the-money stock options held by our named executive officers at December 31, 2021 was approximately $9,667, based on a fair market value of $1.19 per share on December 31, 2021.

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Employment Agreements; Compensation

During July and August 2020, the Company entered into one-year employment agreements with its executive officers, consisting of Dr. John S. Kovach, Eric J. Forman, Dr. James S. Miser, and Robert N. Weingarten, payable monthly, as described below. The employment agreements are automatically renewable for additional one-year periods unless terminated by either party upon 60 days written notice prior to the end of the applicable one-year period, or by death, or by termination for cause. These employment agreements were automatically renewed for an additional one-year period in July and August 2021.

Dr. John Kovach. On July 15, 2020, the Company entered into an employment agreement with Dr. John Kovach to continue to act as the Company’s President, Chief Executive Officer and Chief Scientific Officer, with an annual salary of $250,000, payable monthly. His responsibilities include the oversight of the Company’s entire operations and strategic planning, and he will act as the primary contact between the Company’s executive team and the Board of Directors, to whom he shall report. Dr. Kovach shall supervise all scientific endeavors, providing guidance to the Chief Medical Officer. He shall be the principal spokesperson for the Company. The effective date of the agreement was October 1, 2020 and shall remain in effect until the earlier of (i) one year from the effective date, automatically renewable for additional one-year periods unless terminated by either party upon 60 days written notice prior to the end of the applicable one-year period, (ii) his death, or (iii) termination for cause.

Eric Forman. On July 15, 2020, as amended on August 12, 2020, the Company entered into an employment agreement with Eric Forman, to act as the Company’s Chief Administrative Officer reporting directly to the Company’s Chief Executive Officer, with an annual salary of $120,000, payable monthly. Effective May 1, 2021, Mr. Forman’s annual salary was increased to $175,000. Mr. Forman’s primary function is to oversee the Company’s internal operations, including IT, licensing, legal, personnel, marketing, and corporate governance. Mr. Forman was also granted stock options to acquire 350,000 shares of the Company’s common stock. The effective date of the agreement was October 1, 2020 and shall remain in effect until the earlier of (i) one year from the effective date, automatically renewable for additional one-year periods unless terminated by either party upon 60 days written notice prior to the end of the applicable one-year period, (ii) his death, or (iii) termination for cause.

Dr. James Miser. On August 1, 2020, the Company entered into an employment agreement with Dr. James Miser, M.D., pursuant to which Dr. Miser was appointed as the Company’s Chief Medical Officer, with an annual salary of $150,000. Effective May 1, 2021, Dr. Miser’s annual salary was increased to $175,000. Under the employment agreement, Dr. Miser will play a leadership role in planning, implementation and oversight of clinical trials. Dr. Miser will be responsible for assisting and developing strategic clinical goals and the implementation and safety monitoring of investigational studies. Dr. Miser will be the primary medical monitor for all clinical investigational studies and for the oversight of third party CRO monitors. Dr. Miser will work closely with the Company’s Chief Executive Officer on the development of specific goals needed to ensure the timely implementation of appropriate clinical studies needed for successful registration of therapeutic products and new drug development. Dr. Miser will be required to devote at least 50% of his business time to the Company’s activities. Dr. Miser was also granted stock options to acquire 500,000 shares of the Company’s common stock. The effective date of the agreement was August 1, 2020. The agreement shall remain in effect until the earlier of (i) one year from the effective date, automatically renewable for additional one-year periods unless terminated by either party upon 60 days written notice prior to the end of the applicable one-year period, (ii) his death, or (iii) termination for cause.

Robert N. Weingarten. On August 12, 2020, the Company entered into an employment agreement with Robert N. Weingarten pursuant to which Mr. Weingarten was appointed as the Company’s Vice-President and Chief Financial Officer, with an annual salary of $120,000. Effective May 1, 2021, Mr. Weingarten’s annual salary was increased to $175,000. Mr. Weingarten was also granted stock options to acquire 350,000 shares of the Company’s common stock. The effective date of the agreement was August 12, 2020. The agreement shall remain in effect until the earlier of (i) one year from the effective date, automatically renewable for additional one-year periods unless terminated by either party upon 60 days written notice prior to the end of the applicable one-year period, (ii) his death, or (iii) termination for cause.

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Compliance with Section 16(a) of the Securities Exchange Act of 1934, as Amended

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities to file various reports with the Securities and Exchange Commission concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

To the Company’s knowledge, based solely on its review of the copies of the Section 16(a) reports furnished to the Company and any written representations to the Company that no other reports were required, the Company believes that all individual filing requirements applicable to the Company’s directors and executive officers were complied with under Section 16(a) during the year ended December 31, 2021, except as follows: Eric Forman was late in filing one Form 4 in connection with the change of the trustee with respect to the John and Barbara Kovach 2015 Trust.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During the years ended December 31, 2021, 2020 and 2019, there have been no transactions, whether directly or indirectly, between the Company and any of its officers, directors, or affiliates, including their family members, except as described in this Proxy Statement.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and expense advancement that are, in some cases, broader than the specific indemnification provisions contained under Delaware law.

Related Person Transaction Policy

We have adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our Board of Directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our code of business conduct and ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our audit committee, or other independent body of our Board of Directors, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;

●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our audit committee, or other independent body of our Board of Directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our audit committee, or other independent body of our Board of Directors, determines in the good faith exercise of its discretion.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table set forth below presents certain information regarding beneficial ownership of our common stock (the only class of our voting equity securities issued and outstanding) as of August 1, 2022 by (i) each person or entity who is known by us to own beneficially more than 5% of our outstanding shares of common stock, (ii) each of our directors, and (iii) all of our directors and executive officers as a group. As of August 1, 2022, there were 16,646,593 shares of our common stock issued and outstanding. In computing the number and percentage of shares beneficially owned by a person, shares of common stock that a person has a right to acquire within sixty (60) days of August 1, 2022 pursuant to stock options, warrants, convertible preferred stock or other rights are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person. This table is based upon information supplied by our directors, officers and principal stockholders and reports filed with the Securities and Exchange Commission.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

Officers and Directors

Dr. John S. Kovach
608 East Colorado Boulevard, Suite 180
Pasadena, California 91101	1,561,284	(1)	9.4%

Dr. Philip F. Palmedo
608 East Colorado Boulevard, Suite 180
Pasadena, California 91101	469,775	(2)	2.8%

Dr. Stephen J. Forman
608 East Colorado Boulevard, Suite 180
Pasadena, California 91101	254,192	(3)	1.5%

Dr. Yun Yen
608 East Colorado Boulevard, Suite 180
Pasadena, California 91101	271,930	(12)	1.6%

Gil N Schwartzberg
608 East Colorado Boulevard, Suite 180
Pasadena, California 91101	2,281,584	(6)	12.8%

Regina Brown
608 East Colorado Boulevard, Suite 180
Pasadena, California 91101	278,125	(11)	1.6%

Bastian van der Baas
Hogewag 4-H
Amsterdam, The Netherlands 1098CB	140,625	(17)	0.8%

Rene Bernards
Konigsvaren 37
Abcoude, The Netherlands 1391AD	72,500	18)	0.4%

Robert Weingarten
608 East Colorado Boulevard, Suite 180
Pasadena, California 91101	43,749	(13)	0.3%

Eric J. Forman
608 East Colorado Boulevard, Suite 180
Pasadena, California 91101	124,278	(5)	0.7%

Dr. James S. Miser
608 East Colorado Boulevard, Suite 180
Pasadena, California 91101	62,500	(14)	0.4%

All officers and directors as a group (eleven persons)	5,560,542		29.2%

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Other Stockholders Owning More Than 5%

John and Barbara Kovach 2015 Trust
Glenn L. Krinsky, Trustee
608 East Colorado Boulevard, Suite 180
Pasadena, California 91101	1,333,334	(4)	8.0%

Dr. Debbie Schwartzberg
5500 Military Trail, Suite 22, Box 356
Jupiter, Florida 33458	1,534,145	(7)	8.8%

Dr. Arthur and Jane Riggs
4852 Saint Andres Avenue
La Verne, California 91750	1,957,500	(8)	11.1%

Robert and Susan Greenberg
228 Manhattan Beach Boulevard
Manhattan Beach, California 90266	1,380,264	(9)	8.1%

Lalit R. Bahl and Kavit K. Kinra
3 Pheasant Run
Setauket, New York 11733	1,000,000	(15)	5.9%

Hung Tak Ho
Mayfair by the Sea II
Tower T8, 1/F, Unit A
21 Fo Chun Road Pak ShekKok
Taipo NT, Hong Kong SAR	1,084,210	(10)	6.5%

Glenn L. Krinsky
608 East Colorado Boulevard, Suite 180
Pasadena, California 91101	3,036,273	(16)	18.2%

(1) Consists of 1,540,184 shares of common stock and stock warrants to purchase 21,100 shares of common stock owned as of record by the John S. Kovach 2007 Trust. an irrevocable trust. Barbara C. H. Kovach, the wife of John S. Kovach, and Glen L. Krinsky are the co-trustees of the Trust and have the exclusive right to control the investment of the assets of the Trust.

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(2) Includes 183,333 shares of common stock and stock warrants to purchase 16,667 shares of common stock owned by the Philip Palmedo Partnership, and 107,056 shares of common stock, stock warrants to purchase 21,053 shares of common stock and stock options to purchase 141,666 shares of common stock owned by Dr. Philip Palmedo. Dr. Palmedo, as the general partner of the Philip Palmedo Partnership, has voting, dispositive and investment control with respect to the common stock and stock warrants owned by the partnership. All stock options and stock warrants are immediately exercisable or within 60 days. Dr. Palmedo will not be standing for reelection at the Annual Meeting.

(3) Includes 3,751 shares of common stock, stock warrants to purchase 21,053 shares of common stock and stock options to purchase 141,667 shares of common stock which are immediately exercisable or within 60 days, owned by Dr. Stephen Forman. Also includes 71,054 shares of common stock and stock warrants to purchase 16,667 shares of common stock owned by the Stephen Forman Living Trust dated 12/16/98. Stephen Forman is trustee of the trust and holds voting and dispositive power over the common stock and stock warrants owned by the trust.

(4) Consists of 1,333,334 shares of common stock transferred by John Kovach and his wife, Barbara C.H. Kovach, as grantors, to the John and Barbara Kovach 2015 Trust, an irrevocable trust dated July 6, 2015, as to which the John and Barbara Kovach 2015 Trust has ownership. The primary beneficiaries of the trust are the two adult daughters of John and Barbara Kovach. Glenn L. Krinsky is the trustee of the John and Barbara Kovach 2015 Trust.

(5) Includes 38,598 shares of common stock, stock warrants to purchase 8,597 shares of common stock and stock options to purchase 77,083 shares of common stock owned by the Eric Forman Trust, a revocable trust. Eric J. Forman is the sole trustee. The beneficiary of the trust is Julie Forman. Eric Forman is the husband of Julie (Schwartzberg) Forman, and the son-in-law of Gil and Debbie Schwartzberg. All stock options and stock warrants are immediately exercisable or within 60 days.

Excludes the following:

-	186,669 shares of common stock, stock options to purchase 291,666 shares of common stock and stock warrants to purchase 83,333 of common stock owned by the Julie Schwartzberg Trust, as to which Julie (Schwartzberg) Forman is the beneficiary, and as to which Eric Forman disclaims beneficial ownership or control, and as to which Gil N Schwartzberg and Debbie Schwartzberg, as co-trustees, have voting, dispositive and investment control.

-	50,001 shares of common stock owned by the Julie Forman 2015 Trust, the beneficiaries of which are Cole Forman and Maya Forman equally, the son and daughter of Eric and Julie Forman, respectively, as to which Scott Forman, the brother of Eric Forman, as trustee, has voting, dispositive and investment control.

-	28,334 shares of common stock owned by the Savannah Sterling Trust, 28,334 shares of common stock owned by the Amanda Sterling Trust, 16,667 shares of common stock owned by the Daniel Sterling Trust, and 16,667 shares of common stock owned by the Charles Sterling Trust, as to which Julie Forman as trustee, has voting, dispositive and investment control and as to which Eric Forman disclaims beneficial ownership or control.

(6) Includes 344,062 shares of common stock owned by the Gil & Debbie Schwartzberg Family Trust dated November 19, 2003, Gil Schwartzberg Separate Property, as to which Gil Schwartzberg, as trustee, has voting, dispositive and investment control, and stock options to purchase 361,459 shares of common stock owned by Gil Schwartzberg. All stock options and stock warrants are immediately exercisable or within 60 days.

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Also includes the following:

-	247,777 shares of common stock and stock warrants to purchase 105,264 shares of common stock owned by the Gil Schwartzberg IRA;
-	106,353 shares of common stock owned by Continuum Capital Partners, LP, as to which Gil Schwartzberg has sole voting, dispositive and investment control;
-	186,669 shares of common stock, stock options to purchase 291,666 shares of common stock, and stock warrants to purchase 83,333 shares of common stock owned by the Julie Schwartzberg Trust, as to which Gil Schwartzberg is the co-trustee;
-	180,002 shares of common stock, stock options to purchase 291,666 shares of common stock, and stock warrants to purchase 83,333 shares of common stock owned by the David N. Sterling Trust, as to which Gil Schwartzberg is the co-trustee;

Excludes the following:

-	417,476 shares of common stock owned by the Gil & Debbie Schwartzberg Family Trust dated November 19, 2003, Debbie Schwartzberg Separate Property, the wife of Gil Schwartzberg, as to which Gil Schwartzberg disclaims beneficial ownership or control.

(7) Includes 417,476 shares of common stock owned by the Gil & Debbie Schwartzberg Family Trust dated November 19, 2003, Debbie Schwartzberg Separate Property, the wife of Gil Schwartzberg, as to which Gil Schwartzberg disclaims beneficial ownership or control. All stock options and stock warrants are immediately exercisable or within 60 days.

Also includes the following:

-	186,669 shares of common stock, stock options to purchase 291,666 shares of common stock, and stock warrants to purchase 83,333 shares of common stock owned by the Julie Schwartzberg Trust, as to which Debbie Schwartzberg is the co-trustee;
-	180,002 shares of common stock, stock options to purchase 291,666 shares of common stock, and stock warrants to purchase 83,333 shares of common stock owned by the David N. Sterling Trust, as to which Debbie Schwartzberg is the co-trustee;

Excludes the following:

-	344,062 shares of common stock owned by the Gil & Debbie Schwartzberg Family Trust dated November 19, 2003, Gil Schwartzberg Separate Property, as to which Gil Schwartzberg, as trustee, has voting, dispositive and investment control, and stock options to purchase 361,459 shares of common stock owned by Gil Schwartzberg, and as to which Debbie Schwartzberg, the wife of Gil Schwartzberg, disclaims beneficial ownership or control. All stock options and stock warrants are immediately exercisable or within 60 days
-	247,777 shares of common stock and stock warrants to purchase 105,264 shares of common stock owned by the Gil Schwartzberg IRA;
-	106,353 shares of common stock owned by Continuum Capital Partners, LP, as to which Gil Schwartzberg has sole voting, dispositive and investment control.

(8) Includes 1,018,333 shares of common stock, 729,167 shares of common stock issuable upon conversion of 350,000 shares of Series A Convertible Preferred Stock, and stock warrants to purchase 210,000 shares of common stock owned by the Arthur and Jane Riggs 1990 Revocable Trust. Arthur Riggs and his wife, Jane Riggs, are co-trustees of the trust and share voting and dispositive power over the shares of preferred stock. The shares of Series A Convertible Preferred Stock were acquired on March 17, 2015 and January 15, 2016, are non-voting, and are immediately convertible into common stock.

(9) Consists of 994,299 shares of common stock and stock warrants to purchase 385,965 shares of common stock owned by the Greenberg Family Trust dated May 3, 1988. The trust is a revocable trust, and Arthur Greenberg and his wife, Susan Greenberg, are co-trustees of the trust and share voting and dispositive power over the shares of common stock.

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(10) Includes 1,042,105 shares of common stock and stock warrants to purchase 42,105 shares of common stock.

(11) Consists of stock options to purchase 278,125 shares of common stock.

(12) Includes 52,632 shares of common stock, stock warrants to purchase 52,632 shares of common stock, and stock options to purchase 166,666 shares of common stock which are immediately exercisable or within 60 days.

(13) Consists of stock options to purchase 43,749 shares of common stock which are immediately exercisable or within 60 days.

(14) Consists of stock options to purchase 62,500 shares of common stock which are immediately exercisable or within 60 days.

(15) Includes 833,333 shares of common stock and stock warrants to purchase 166,667 shares of common stock.

(16) Includes 141,655 shares of common stock owned by Glenn L. Krinsky.

Also includes the following:

-	1,333,334 shares of common stock owned by the John and Barbara Kovach 2015 Trust, as to which Glenn L. Krinsky, as trustee, has voting, dispositive and investment control;
-	1,540,184 shares of common stock and stock warrants to purchase 21,100 shares of common stock owned of record by the John S. Kovach 2007 Trust. an irrevocable trust. Barbara C. H. Kovach, the wife of John S. Kovach, and Glen L. Krinsky are the co-trustees of the Trust and have the exclusive right to control the investment of the assets of the Trust.

(17) Consists of stock options to purchase 140,625 shares of common stock, which are all immediately exercisable within 60 days.

(18) Consists of 72,500 shares of common stock owned by Rene Bernards.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Annual Meeting materials with respect to two or more stockholder sharing the same address by delivering a proxy statement or other Annual Meeting materials addressed to those stockholders.

This process, which is commonly referred to as “householding”, potentially means extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and would prefer to receive separate copies of our proxy materials, either now or in the future, please notify your broker or the Company. Written requests to the Company should be directed to Lixte Biotechnology Holdings, Inc., ATTN: Secretary, 680 East Colorado Boulevard, Suite 180, Pasadena, California 91101, or you may contact the Secretary of the Company at 631-830-7092. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

OTHER BUSINESS

As of the date of this Proxy Statement, the management of the Company has no knowledge of any business that may be presented for consideration at the Annual Meeting, other than that described above. As to other business, if any, that may properly come before the Annual Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John S. Kovach
Chief Executive Officer

August 26, 2022

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Annex A

LIXTE BIOTECHNOLOGY HOLDINGS, INC..
2020 STOCK INCENTIVE PLAN

1. Purpose.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The Plan authorizes the award of Stock-based and cash-based incentives to Eligible Persons to encourage such Eligible Persons to expend maximum effort in the creation of stockholder value.

2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

(b) “Award” means any Option, award of Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, or other Stock-based award granted under the Plan.

(c) “Award Agreement” means an Option Agreement, a Restricted Stock Agreement, an RSU Agreement, a SAR Agreement, or an agreement governing the grant of any other Stock-based Award granted under the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means, with respect to a Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Cause, (1) the Participant’s plea of nolo contendere to, conviction of or indictment for, any crime (whether or not involving the Company or its Affiliates) (i) constituting a felony or (ii) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Service Recipient, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or its Affiliates, (2) conduct of the Participant, in connection with his or her employment or service, that has resulted, or could reasonably be expected to result, in injury to the business or reputation of the Company or its Affiliates, (3) any material violation of the policies of the Service Recipient, including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Service Recipient; (4) the Participant’s act(s) of negligence or willful misconduct in the course of his or her employment or service with the Service Recipient; (5) misappropriation by the Participant of any assets or business opportunities of the Company or its Affiliates; (6) embezzlement or fraud committed by the Participant, at the Participant’s direction, or with the Participant’s prior actual knowledge; or (7) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties. If, subsequent to the Termination of a Participant for any reason other than by the Service Recipient for Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause, such Participant’s employment or service shall, at the discretion of the Committee, be deemed to have been terminated by the Service Recipient for Cause for all purposes under the Plan, and the Participant shall be required to repay to the Company all amounts received by him or her in respect of any Award following such Termination that would have been forfeited under the Plan had such Termination been by the Service Recipient for Cause. In the event that there is an Award Agreement or Participant Agreement defining Cause, “Cause” shall have the meaning provided in such agreement, and a Termination by the Service Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Participant Agreement are complied with.

(f) “Change in Control” means:

(1) a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the U.S. Securities and Exchange Commission or similar non-U.S. regulatory agency or pursuant to a Non-Control Transaction) whereby any “person” (as defined in Section 3(a)(9) of the Exchange Act) or any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or any of its Affiliates, an employee benefit plan sponsored or maintained by the Company or any of its Affiliates (or its related trust), or any underwriter temporarily holding securities pursuant to an offering of such securities, directly or indirectly acquire “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities eligible to vote in the election of the Board (the “Company Voting Securities”);

(2) the date, within any consecutive twenty-four (24) month period commencing on or after the Effective Date, upon which individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the Effective Date whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then constituting the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (including, but not limited to, a consent solicitation) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

(3) the consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving the Company or any of its Affiliates that requires the approval of the Company’s stockholders (whether for such transaction, the issuance of securities in the transaction or otherwise) (a “Reorganization”), unless immediately following such Reorganization (i) more than fifty percent (50%) of the total voting power of (A) the corporation resulting from such Reorganization (the “Surviving Company”) or (B) if applicable, the ultimate parent corporation that has, directly or indirectly, beneficial ownership of one hundred percent (100%) of the voting securities of the Surviving Company (the “Parent Company”), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among holders thereof immediately prior to such Reorganization, (ii) no person, other than an employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company (or its related trust), is or becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company, or if there is no Parent Company, the Surviving Company, and (iii) at least a majority of the members of the board of directors of the Parent Company, or if there is no Parent Company, the Surviving Company, following the consummation of such Reorganization are members of the Incumbent Board at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization (any Reorganization which satisfies all of the criteria specified in clauses (i), (ii), and (iii) above shall be a “Non-Control Transaction”); or

(4) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” (as defined in Section 3(a)(9) of the Exchange Act) or to any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Company’s Affiliates.

2

Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of fifty percent (50%) or more of the Company Voting Securities as a result of an acquisition of Company Voting Securities by the Company that reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then be deemed to occur, and (y) with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code.

(g) “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(h) “Committee” means the Board, the Compensation Committee of the Board or such other committee consisting of two or more individuals appointed by the Board to administer the Plan and each other individual or committee of individuals designated to exercise authority under the Plan.

(i) “Company” means Lixte Biotechnology Holdings, Inc., a Delaware corporation.

(j) “Corporate Event” has the meaning set forth in Section 10(b) hereof.

(k) “Data” has the meaning set forth in Section 20(f) hereof.

(l) “Disability” means, in the absence of an Award Agreement or Participant Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code. In the event that there is an Award Agreement or Participant Agreement defining Disability, “Disability” shall have the meaning provided in such Award Agreement or Participant Agreement.

(m) “Disqualifying Disposition” means any disposition (including any sale) of Stock acquired upon the exercise of an Incentive Stock Option made within the period that ends either (1) two years after the date on which the Participant was granted the Incentive Stock Option or (2) one year after the date upon which the Participant acquired the Stock.

(n) “Effective Date” means July 14, 2020, which is the date on which the Plan was adopted by the Board.

(o) “Eligible Person” means (1) each employee and officer of the Company or any of its Affiliates, (2) each non-employee director of the Company or any of its Affiliates; (3) each other natural Person who provides substantial services to the Company or any of its Affiliates as a consultant or advisor (or a wholly owned alter ego entity of the natural Person providing such services of which such Person is an employee, stockholder or partner) and who is designated as eligible by the Committee, and (4) each natural Person who has been offered employment by the Company or any of its Affiliates; provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such Person has commenced employment or service with the Company or its Affiliates; provided further, however, that (i) with respect to any Award that is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the term “Affiliate” as used in this Section 2(o) shall include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the Company where each of the corporations or other entities in the unbroken chain other than the last corporation or other entity owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations or other entities in the chain, and (ii) with respect to any Award that is intended to be an Incentive Stock Option, the term “Affiliate” as used in this Section 2(o) shall include only those entities that qualify as a “subsidiary corporation” with respect to the Company within the meaning of Section 424(f) of the Code. An employee on an approved leave of absence may be considered as still in the employ of the Company or any of its Affiliates for purposes of eligibility for participation in the Plan.

(p) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

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(q) “Expiration Date” means, with respect to an Option or Stock Appreciation Right, the date on which the term of such Option or Stock Appreciation Right expires, as determined under Sections 5(b) or 8(b) hereof, as applicable.

(r) “Fair Market Value” means, as of any date when the Stock is listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination or, if the closing price is not reported on such date of determination, the closing price reported on the most recent date prior to the date of determination. If the Stock is not listed on a national securities exchange, “Fair Market Value” shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per share of Stock.

(s) “GAAP” means the U.S. Generally Accepted Accounting Principles, as in effect from time to time.

(t) “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(u) “Nonqualified Stock Option” means an Option not intended to be an Incentive Stock Option.

(v) “Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during a specified time period.

(w) “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option Award.

(x) “Participant” means an Eligible Person who has been granted an Award under the Plan or, if applicable, such other Person who holds an Award.

(y) “Participant Agreement” means an employment or other services agreement between a Participant and the Service Recipient that describes the terms and conditions of such Participant’s employment or service with the Service Recipient and is effective as of the date of determination.

(z) “Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.

(aa) “Plan” means this Lixte Biotechnology Holdings, Inc.. 2020 Stock Incentive Plan, as amended from time to time.

(bb) “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and an “independent director” as defined under, as applicable, the NASDAQ Listing Rules, the NYSE Listed Company Manual or other applicable stock exchange rules.

(cc) “Qualifying Committee” has the meaning set forth in Section 3(b) hereof.

(dd) “Restricted Stock” means Stock granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.

(ee) “Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock Award.

(ff) “Restricted Stock Unit” means a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) on a specified settlement date.

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(gg) “RSU Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Restricted Stock Units.

(hh) “SAR Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Stock Appreciation Rights.

(ii) “Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(jj) “Service Recipient” means, with respect to a Participant holding an Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(kk) “Stock” means Common Stock, par value $0.0001 per share, of the Company, and such other securities as may be substituted for such stock pursuant to Section 10 hereof.

(ll) “Stock Appreciation Right” means a conditional right to receive an amount equal to the value of the appreciation in the Stock over a specified period. Except in the event of extraordinary circumstances, as determined in the sole discretion of the Committee, or pursuant to Section 10(b) hereof, Stock Appreciation Rights shall be settled in Stock.

(mm) “Substitute Award” has the meaning set forth in Section 4(a) hereof.

(nn) “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed a Termination hereunder. Unless otherwise determined by the Committee, in the event that the Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute the Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction. Notwithstanding anything herein to the contrary, a Participant’s change in status in relation to the Service Recipient (for example, a change from employee to consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting “nonqualified deferred compensation” subject to Section 409A of the Code that are payable upon a Termination unless such change in status constitutes a “separation from service” within the meaning of Section 409A of the Code. Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code. On the first business day following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such Award.

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3. Administration.

(a) Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (1) select Eligible Persons to become Participants, (2) grant Awards, (3) determine the type, number and type of shares of Stock subject to, other terms and conditions of, and all other matters relating to, Awards, (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (5) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (6) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time or such shorter period required by, or necessary to comply with, applicable law, and (7) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive, and binding on all Persons, including, without limitation, the Company, its stockholders and Affiliates, Eligible Persons, Participants, and beneficiaries of Participants. Notwithstanding anything in the Plan to the contrary, the Committee shall have the ability to accelerate the vesting of any outstanding Award at any time and for any reason, including upon a Corporate Event, subject to Section 10(d), or in the event of a Participant’s Termination by the Service Recipient other than for Cause, or due to the Participant’s death, Disability or retirement (as such term may be defined in an applicable Award Agreement or Participant Agreement, or, if no such definition exists, in accordance with the Company’s then-current employment policies and guidelines). For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.

(b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, must be taken by the remaining members of the Committee or a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (a “Qualifying Committee”). Any action authorized by such a Qualifying Committee shall be deemed the action of the Committee for purposes of the Plan. The express grant of any specific power to a Qualifying Committee, and the taking of any action by such a Qualifying Committee, shall not be construed as limiting any power or authority of the Committee.

(c) Delegation. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, including, but not limited to, administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Any actions taken by an officer or employee delegated authority pursuant to this Section 3(c) within the scope of such delegation shall, for all purposes under the Plan, be deemed to be an action taken by the Committee. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any Eligible Person who is not an employee of the Company or any of its Affiliates (including any non-employee director of the Company or any Affiliate) or to any Eligible Person who is subject to Section 16 of the Exchange Act must be expressly approved by the Committee or Qualifying Committee in accordance with Section 3(b) above.

(d) Sections 409A and 457A. The Committee shall take into account compliance with Sections 409A and 457A of the Code in connection with any grant of an Award under the Plan, to the extent applicable. While the Awards granted hereunder are intended to be structured in a manner to avoid the imposition of any penalty taxes under Sections 409A and 457A of the Code, in no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A or Section 457A of the Code or any damages for failing to comply with Section 409A or Section 457A of the Code or any similar state or local laws (other than for withholding obligations or other obligations applicable to employers, if any, under Section 409A or Section 457A of the Code).

4. Shares Available Under the Plan; Other Limitations.

(a) Number of Shares Available for Delivery. Subject to adjustment as provided in Section 10 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall equal 14,000,000. Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase. Notwithstanding the foregoing, (i) except as may be required by reason of Section 422 of the Code, the number of shares of Stock available for issuance hereunder shall not be reduced by shares issued pursuant to Awards issued or assumed in connection with a merger or acquisition as contemplated by, as applicable, NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) and IM-5635-1, AMEX Company Guide Section 711, or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations (each such Award, a “Substitute Award”); and (ii) shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.

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(b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem awards or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Other than with respect to a Substitute Award, to the extent that an Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery to the Participant of the full number of shares of Stock to which the Award related, the undelivered shares of Stock will again be available for grant. Shares of Stock withheld in payment of the exercise price or taxes relating to an Award and shares of Stock equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall not be deemed to constitute shares delivered to the Participant and shall be deemed to again be available for delivery under the Plan.

(c) Incentive Stock Options. No more than 8,000,000 shares of Stock (subject to adjustment as provided in Section 10 hereof) reserved for issuance hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options.

(d) Shares Available Under Acquired Plans. To the extent permitted by NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) or other applicable stock exchange rules, subject to applicable law, in the event that a company acquired by the Company or with which the Company combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio of formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Stock reserved and available for delivery in connection with Awards under the Plan; provided that Awards using such available shares shall not be made after the date awards could have been made under the terms of such pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by the Company or any subsidiary of the Company immediately prior to such acquisition or combination.

5. Options.

(a) General. Certain Options granted under the Plan may be intended to be Incentive Stock Options; however, no Incentive Stock Options may be granted hereunder following the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board and (ii) the date the stockholders of the Company approve the Plan. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are employees of the Company or an Affiliate (as such definition is limited pursuant to Section 2(o) hereof) of the Company. The provisions of separate Options shall be set forth in separate Option Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Options.

(b) Term. The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after, and each Option shall expire, ten (10) years from the date it was granted.

(c) Exercise Price. The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant, subject to Section 5(g) hereof in the case of any Incentive Stock Option. Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the exercise price per share of Stock for such Option may be less than the Fair Market Value on the date of grant; provided, that such exercise price is determined in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.

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(d) Payment for Stock. Payment for shares of Stock acquired pursuant to an Option granted hereunder shall be made in full upon exercise of the Option in a manner approved by the Committee, which may include any of the following payment methods: (1) in immediately available funds in U.S. dollars, or by certified or bank cashier’s check, (2) by delivery of shares of Stock having a value equal to the exercise price, (3) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Stock subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares of Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations, or (4) by any other means approved by the Committee (including, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Option so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise). Notwithstanding anything herein to the contrary, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.

(e) Vesting. Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an Option Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Option at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires, is canceled or otherwise terminates.

(f) Termination of Employment or Service. Except as provided by the Committee in an Option Agreement, Participant Agreement or otherwise:

(1) In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s Options outstanding shall cease, (B) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.

(2) In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s Options outstanding shall cease, (ii) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination.

(3) In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s Options outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.

(g) Special Provisions Applicable to Incentive Stock Options.

(1) No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (i) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option and (ii) cannot be exercised more than five (5) years after the date it is granted.

(2) To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

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(3) Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

6. Restricted Stock.

(a) General. Restricted Stock may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Awards of Restricted Stock shall be set forth in separate Restricted Stock Agreements, which agreements need not be identical. Subject to the restrictions set forth in Section 6(b) hereof, and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. Unless otherwise set forth in a Participant’s Restricted Stock Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

(b) Vesting and Restrictions on Transfer. Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a Restricted Stock Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Award of Restricted Stock at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Award of Restricted Stock shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock prior to the time the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement.

(c) Termination of Employment or Service. Except as provided by the Committee in a Restricted Stock Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock has vested, (1) all vesting with respect to such Participant’s Restricted Stock outstanding shall cease, and (2) as soon as practicable following such Termination, the Company shall repurchase from the Participant, and the Participant shall sell, all of such Participant’s unvested shares of Restricted Stock at a purchase price equal to the original purchase price paid for the Restricted Stock; provided that, if the original purchase price paid for the Restricted Stock is equal to zero dollars ($0), such unvested shares of Restricted Stock shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.

7. Restricted Stock Units.

(a) General. Restricted Stock Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Restricted Stock Units shall be set forth in separate RSU Agreements, which agreements need not be identical.

(b) Vesting. Restricted Stock Units shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an RSU Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Restricted Stock Unit at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Restricted Stock Unit shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment.

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(c) Settlement. Restricted Stock Units shall be settled in Stock, cash, or property, as determined by the Committee, in its sole discretion, on the date or dates determined by the Committee and set forth in an RSU Agreement. Unless otherwise set forth in a Participant’s RSU Agreement, a Participant shall not be entitled to dividends, if any, or dividend equivalents with respect to Restricted Stock Units prior to settlement.

(d) Termination of Employment or Service. Except as provided by the Committee in an RSU Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock Units have been settled, (1) all vesting with respect to such Participant’s Restricted Stock Units outstanding shall cease, (2) all of such Participant’s unvested Restricted Stock Units outstanding shall be forfeited for no consideration as of the date of such Termination, and (3) any shares remaining undelivered with respect to vested Restricted Stock Units then held by such Participant shall be delivered on the delivery date or dates specified in the RSU Agreement.

8. Stock Appreciation Rights.

(a) General. Stock Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Stock Appreciation Rights shall be set forth in separate SAR Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Stock Appreciation Rights.

(b) Term. The term of each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Stock Appreciation Right granted hereunder shall be exercisable after, and each Stock Appreciation Right shall expire, ten (10) years from the date it was granted.

(c) Base Price. The base price per share of Stock for each Stock Appreciation Right shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant. Notwithstanding the foregoing, in the case of a Stock Appreciation Right that is a Substitute Award, the base price per share of Stock for such Stock Appreciation Right may be less than the Fair Market Value on the date of grant; provided, that such base price is determined in a manner consistent with the provisions of Section 409A of the Code.

(d) Vesting. Stock Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a SAR Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Stock Appreciation Right at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Stock Appreciation Right shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. If a Stock Appreciation Right is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Stock Appreciation Right expires, is canceled or otherwise terminates.

(e) Payment upon Exercise. Payment upon exercise of a Stock Appreciation Right may be made in cash, Stock, or property as specified in the SAR Agreement or determined by the Committee, in each case having a value in respect of each share of Stock underlying the portion of the Stock Appreciation Right so exercised, equal to the difference between the base price of such Stock Appreciation Right and the Fair Market Value of one (1) share of Stock on the exercise date. For purposes of clarity, each share of Stock to be issued in settlement of a Stock Appreciation Right is deemed to have a value equal to the Fair Market Value of one (1) share of Stock on the exercise date. In no event shall fractional shares be issuable upon the exercise of a Stock Appreciation Right, and in the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares, and the Participant will be entitled to receive a cash payment equal to the value of such fractional share.

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(f) Termination of Employment or Service. Except as provided by the Committee in a SAR Agreement, Participant Agreement or otherwise:

(1) In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (B) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.

(2) In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (ii) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Stock Appreciation Rights shall remain exercisable by the Person or Persons to whom such Participant’s rights under the Stock Appreciation Rights pass by will or by the applicable laws of descent and distribution until the applicable Expiration Date, but only to the extent that the Stock Appreciation Rights were vested at the time of such Termination.

(3) In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s Stock Appreciation Rights outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.

9. Other Stock-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Stock, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Stock as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.

10. Adjustment for Recapitalization, Merger, etc.

(a) Capitalization Adjustments. The aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4 hereof), the numerical share limits in Section 4(a) hereof, the number of shares of Stock covered by each outstanding Award, and the price per share of Stock underlying each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, in its sole discretion, as to the number, price, or kind of a share of Stock or other consideration subject to such Awards (1) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event); (2) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock, or any other form of consideration; or (3) in the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan.

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(b) Corporate Events. Notwithstanding the foregoing, except as provided by the Committee in an Award Agreement, Participant Agreement or otherwise, in connection with (i) a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation or other property or cash, (iii) a Change in Control, or (iv) the reorganization, dissolution or liquidation of the Company (each, a “Corporate Event”), the Committee may provide for any one or more of the following:

(1) The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in Section 10(a) above;

(2) The acceleration of vesting of any or all Awards not assumed or substituted in connection with such Corporate Event, subject to the consummation of such Corporate Event;

(3) The cancellation of any or all Awards not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation equal to the amount payable pursuant to any Cash Award or, with respect to other Awards, an amount based upon the per-share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options, Stock Appreciation Rights, and other Awards subject to exercise, the applicable exercise or base price; provided, however, that holders of Options, Stock Appreciation Rights, and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise or base price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise or base price, such Awards shall be canceled for no consideration;

(4) The cancellation of any or all Options, Stock Appreciation Rights and other Awards subject to exercise not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event; provided that all Options, Stock Appreciation Rights and other Awards to be so canceled pursuant to this paragraph (4) shall first become exercisable for a period of at least ten (10) days prior to such Corporate Event, with any exercise during such period of any unvested Options, Stock Appreciation Rights or other Awards to be (A) contingent upon and subject to the occurrence of the Corporate Event, and (B) effectuated by such means as are approved by the Committee; and

(5) The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within thirty (30) days of the applicable vesting date.

Payments to holders pursuant to paragraph (3) above shall be made in cash or, in the sole discretion of the Committee, and to the extent applicable, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise or base price). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this Section 10(b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Awards, (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.

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(c) Fractional Shares. Any adjustment provided under this Section 10 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award. No cash settlements shall be made with respect to fractional shares so eliminated.

(d) Double-Trigger Vesting. Notwithstanding any other provisions of the Plan, an Award Agreement or Participant Agreement to the contrary, with respect to any Award that is assumed or substituted in connection with a Change in Control, the vesting, payment, purchase or distribution of such Award may not be accelerated by reason of the Change in Control for any Participant unless the Participant experiences an involuntary Termination as a result of the Change in Control. Unless otherwise provided for in an Award Agreement or Participant Agreement, any Award held by a Participant who experiences an involuntary Termination as a result of a Change in Control shall immediately vest as of the date of such Termination. For purposes of this Section 10(d), a Participant will be deemed to experience an involuntary Termination as a result of a Change in Control if the Participant experiences a Termination by the Service Recipient other than for Cause, or otherwise experiences a Termination under circumstances which entitle the Participant to mandatory severance payment(s) pursuant to applicable law or, in the case of a non-employee director of the Company, if the non-employee director’s service on the Board terminates in connection with or as a result of a Change in Control, in each case, at any time beginning on the date of the Change in Control up to and including the second (2nd) anniversary of the Change in Control.

11. Use of Proceeds.

The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

12. Rights and Privileges as a Stockholder.

Except as otherwise specifically provided in the Plan, no Person shall be entitled to the rights and privileges of Stock ownership in respect of shares of Stock that are subject to Awards hereunder until such shares have been issued to that Person.

13. Transferability of Awards.

Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, and to the extent subject to exercise, Awards may not be exercised during the lifetime of the grantee other than by the grantee. Notwithstanding the foregoing, except with respect to Incentive Stock Options, Awards and a Participant’s rights under the Plan shall be transferable for no value to the extent provided in an Award Agreement or otherwise determined at any time by the Committee.

14. Employment or Service Rights.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.

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15. Compliance with Laws.

The obligation of the Company to deliver Stock upon issuance, vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale with the U.S. Securities and Exchange Commission pursuant to the Securities Act (or with a similar non-U.S. regulatory agency pursuant to a similar law or regulation) or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock to be issued upon exercise or settlement of Awards. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

16. Withholding Obligations.

As a condition to the issuance, vesting, exercise, or settlement of any Award (or upon the making of an election under Section 83(b) of the Code), the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such issuance, vesting, exercise, or settlement (or election). The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the issuance, vesting, exercise, or settlement date of the Award, as applicable.

17. Amendment of the Plan or Awards.

(a) Amendment of Plan. The Board or the Committee may amend the Plan at any time and from time to time.

(b) Amendment of Awards. The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.

(c) Stockholder Approval; No Material Impairment. Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award shall be effective without stockholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Stock is listed. Additionally, no amendment to the Plan or any Award shall materially impair a Participant’s rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 10 hereof, shall constitute an amendment to the Plan or an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.

18. Termination or Suspension of the Plan.

The Board or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the stockholders of the Company approve the Plan. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.

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19. Effective Date of the Plan.

The Plan is effective as of the Effective Date.

20. Miscellaneous.

(a) Certificates. Stock acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing Stock are registered in the name of the Participant, the Committee may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock, (2) the Company retain physical possession of the certificates, and (3) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Stock. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Stock shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.

(b) Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares of Stock) that are inconsistent with those in the Award Agreement as a result of a clerical error in connection with the preparation of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

(d) Clawback/Recoupment Policy. Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or subcommittee of the Board) and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Affiliates. In the event that an Award is subject to more than one such policy, the policy with the most restrictive clawback or recoupment provisions shall govern such Award, subject to applicable law.

(e) Non-Exempt Employees. If an Option is granted to an employee of the Company or any of its Affiliates in the United States who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any shares of Stock until at least six (6) months following the date of grant of the Option (although the Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (1) if such employee dies or suffers a Disability, (2) upon a Corporate Event in which such Option is not assumed, continued, or substituted, (3) upon a Change in Control, or (4) upon the Participant’s retirement (as such term may be defined in the applicable Award Agreement or a Participant Agreement, or, if no such definition exists, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options held by such employee may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from such employee’s regular rate of pay, the provisions of this Section 20(e)will apply to all Awards.

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(f) Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 20(e) by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

(g) Participants Outside of the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident, or is primarily employed or providing services, outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by non—U.S. tax laws and other restrictions applicable as a result of the Participant’s residence, employment, or providing services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily employed or providing services, in the United States. An Award may be modified under this Section 20(g) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified. Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are non—U.S. nationals or are primarily employed or providing services outside the United States.

(h) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any of its Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares of Stock subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

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(i) No Liability of Committee Members. Neither any member of the Committee nor any of the Committee’s permitted delegates shall be liable personally by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such Person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(j) Payments Following Accidents or Illness. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k) Governing Law. The Plan shall be governed by and construed in accordance with the laws of State of Delaware without reference to the principles of conflicts of laws thereof.

(l) Electronic Delivery. Any reference herein to a “written” agreement or document or “writing” will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled or authorized by the Company to which the Participant has access) to the extent permitted by applicable law.

(m) Arbitration. All disputes and claims of any nature that a Participant (or such Participant’s transferee or estate) may have against the Company arising out of or in any way related to the Plan or any Award Agreement shall be submitted to and resolved exclusively by binding arbitration conducted in New York City, New York (or such other location as the parties thereto may agree) in accordance with the applicable rules of the American Arbitration Association then in effect, and the arbitration shall be heard and determined by a panel of three arbitrators in accordance with such rules (except that in the event of any inconsistency between such rules and this Section 20(m), the provisions of this Section 20(m) shall control). The arbitration panel may not modify the arbitration rules specified above without the prior written approval of all parties to the arbitration. Within ten business days after the receipt of a written demand, each party shall designate one arbitrator, each of whom shall have experience involving complex business or legal matters, but shall not have any prior, existing or potential material business relationship with any party to the arbitration. The two arbitrators so designated shall select a third arbitrator, who shall preside over the arbitration, shall be similarly qualified as the two arbitrators and shall have no prior, existing or potential material business relationship with any party to the arbitration; provided that if the two arbitrators are unable to agree upon the selection of such third arbitrator, such third arbitrator shall be designated in accordance with the arbitration rules referred to above. The arbitrators will decide the dispute by majority decision, and the decision shall be rendered in writing and shall bear the signatures of the arbitrators and the party or parties who shall be charged therewith, or the allocation of the expenses among the parties in the discretion of the panel. The arbitration decision shall be rendered as soon as possible, but in any event not later than 120 days after the constitution of the arbitration panel. The arbitration decision shall be final and binding upon all parties to the arbitration. The parties hereto agree that judgment upon any award rendered by the arbitration panel may be entered in the United States District Court for the Southern District of New York or any New York State court sitting in New York City. To the maximum extent permitted by law, the parties hereby irrevocably waive any right of appeal from any judgment rendered upon any such arbitration award in any such court. Notwithstanding the foregoing, any party may seek injunctive relief in any such court.

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(n) Statute of Limitations. A Participant or any other person filing a claim for benefits under the Plan must file the claim within one (1) year of the date the Participant or other person knew or should have known of the facts giving rise to the claim. This one-year statute of limitations will apply in any forum where a Participant or any other person may file a claim and, unless the Company waives the time limits set forth above in its sole discretion, any claim not brought within the time periods specified shall be waived and forever barred.

(o) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.

(p) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.

(q) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

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ADOPTED BY THE BOARD OF DIRECTORS: JULY 14, 2020
APPROVED BY THE STOCKHOLDERS: JULY 31, 2020
TERMINATION DATE: JULY 14, 2030

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